[Scudder Investments Logo]

Scudder Variable Series I

Annual Report

December 31, 2002

Contents

<Click Here> Letter from the President

Money Market Portfolio

<Click Here> Management Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Bond Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Balanced Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Growth and Income Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Capital Growth Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

21st Century Growth Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Global Discovery Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

International Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

Health Sciences Portfolio

<Click Here> Management Summary

<Click Here> Performance Update

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

Letter from the President

Dear Shareholders,

I know how easy it is, in a difficult market, to second-guess one's investment choices. And recent times are no exception. In such an environment, your continuing commitment to your Scudder investment is laudable - and I'd like to thank you for it.

No one can predict the future direction of the market. However, I remain confident that, over time, the tide will turn. Although past performance is no guarantee of future results, over time, the markets have always gone up. Just consider the past 25 years ending December 31, 2002. During that time period, the average annual returns of stocks1 was 12.98 percent, the average annual return of bonds2 was 9.35 percent, and the average annual returns of Treasuries3 was 6.35 percent.

1 As represented by the Standard & Poor's (S&P) 500 Index, an unmanaged index widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains, and unlike fund returns do not reflect fees or expenses. You cannot invest directly in the index.
2 As represented by the Lehman Brothers Aggregate Bond Index, a benchmark index consisting of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. You cannot invest directly in the index.
3 As represented by US 30-day Treasury bills.

We're also confident that our alliance with Deutsche Bank has positioned us to take advantage of the investment opportunities the future presents.

Over the past year, we've built one of the largest research capabilities in the industry. Our new global orientation is supported by the expertise of roughly 100 sector analysts grouped into 12 different global sector teams (GSTs) around the world, as well as 28 portfolio selection teams (PSTs) consisting of senior investment professionals with several years of experience in their areas of specialization. Each GST is responsible for identifying the best potential investment opportunities within its respective sectors. PSTs then meet to discuss these recommendations and design a model portfolio. GST and PST members are all held accountable for product performance.

The result of these changes is that with the combination of Scudder Investments and Deutsche Asset Management, we did not just consolidate assets; we are providing you with investment capabilities that span geographic markets, industries, asset classes and investing styles.

As a result, we think the future is bright - and we hope you'll continue to see the long-term merits of owning variable or fixed annuity contracts as components of your diversified investment portfolio.

Thank you for your continued investment in Scudder Variable Series I.

Sincerely,[Scudder Investments logo]

Jon Baum
President
Scudder Distributors, Inc.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Management Summary December 31, 2002

Money Market Portfolio

Throughout 2002, the Federal Reserve Board kept interest rates quite low. The federal funds rate was 1.75 percent for most of the period, although the Fed further reduced that rate to 1.25 percent on November 6, as a means to further stimulate the sluggish US economy. As a result, most money market portfolio yields remained at historically low levels.

In this environment, the portfolio's total return was 1.49 percent. In its statement accompanying the November rate cut, the Fed said that it was changing from a stimulative to a "neutral" stance, noting that it thought risks to the economy were equally balanced between inflation and slower growth. For this reason, we think short-term interest rates should remain relatively stable at least until mid-March 2003. Whether the Fed acts again depends on several factors, including holiday sales figures, consumer confidence and the potential conflict in Iraq. Based on the position of the short-term yield curve, we have been purchasing money market instruments with three- to six-month maturities.

We don't believe that the yield pickup from six- to 12-month securities warrants taking any additional interest rate risk at this point. We do expect the yield curve to steepen (i.e., six- to 12-month yields to become more attractive) in the near future and are prepared to cautiously extend the average maturity of the fund at the appropriate time. Going forward, we will continue to seek competitive yields, maintain our conservative investment strategies and choose securities from only the highest quality issuers.

Darlene M. Rasel
Lead Manager

Investment Portfolio as of December 31, 2002

Money Market Portfolio

	Principal Amount ($)	Value ($)

Commercial Paper 65.4%
Bank of Scotland, 1.338%*, 4/30/2003	3,000,000	2,999,726
CIT Group Holdings, Inc., 1.48%**, 1/28/2003	2,000,000	1,997,780
DEPFA Bank Europe PLC, 1.7%**, 1/7/2003	5,000,000	4,998,583
Dorada Finance, Inc., 1.33%**, 2/25/2003	5,000,000	4,989,840
General Electric Capital International Funding, Inc., 1.77%**, 1/30/2003	5,000,000	4,992,871
Goldman Sachs Group, Inc., 1.86%*, 1/21/2003	5,000,000	5,000,000
KBC Bank NV, 1.75%**, 1/28/2003	5,000,000	4,993,438
Links Finance LLC, 1.33%**, 2/10/2003	4,000,000	3,994,089
Merrill Lynch & Co., Inc., 1.7%**, 1/17/2003	5,000,000	4,996,222
Nordea Bank Finland PLC, 1.366%*, 9/10/2003	5,000,000	4,998,961
Northern Rock PLC, 1.73%**, 1/8/2003	5,000,000	4,998,318
Old Line Funding Corp., 1.33%**, 1/17/2003	5,000,000	4,997,045
Salomon Smith Barney, Inc., 1.79%*, 4/28/2003	5,000,000	5,000,000
Shell Finance (UK) PLC, 1.74%**, 1/13/2003	5,000,000	4,997,100
Toronto Dominion Bank, 1.384%*, 3/24/2003	2,000,000	2,000,000
Total Commercial Paper (Cost $65,953,973)		65,953,973

Certificates of Deposit 23.8%
Canadian Imperial Bank of Commerce, 2.07%, 3/20/2003	2,000,000	2,000,418
Canadian Imperial Bank of Commerce, 2.71%, 3/17/2003	3,000,000	3,002,806
Dresdner Bank AG, 2.58%, 5/8/2003	3,000,000	3,001,475
National Australia Bank Ltd., 1.98%, 4/30/2003	5,000,000	5,000,000
Svenska Handelsbanken, 2.5%, 6/13/2003	4,000,000	3,999,558
Toronto Dominion Bank, 2.49%, 3/7/2003	3,000,000	3,001,114
Westpac Capital Corp., 2.175%, 1/24/2003	4,000,000	4,000,012
Total Certificates of Deposit (Cost $24,005,383)		24,005,383

Repurchase Agreements (b) 10.8%
Goldman Sachs Group, Inc., 1.23%, dated 12/31/2002, to be repurchased at $4,000,273 on 1/2/2003	4,000,000	4,000,000
State Street Bank and Trust Co., 1.18%, dated 12/31/2002, to be repurchased at $6,831,448 on 1/2/2003	6,831,000	6,831,000
Total Repurchase Agreements (Cost $10,831,000)		10,831,000
Total Investment Portfolio - 100.0% (Cost $100,790,356) (a)		100,790,356

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2002.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $100,790,356.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

At December 31, 2002, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $5,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($1,600) and December 31, 2009 ($3,400), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $89,959,356)	$ 89,959,356
Repurchase agreements, at value (cost $10,831,000)	10,831,000
Cash	981
Interest receivable	386,691
Receivable for Portfolio shares sold	140,313
Other assets	2,981
Total assets	101,321,322
Liabilities
Payable for Portfolio shares redeemed	152,448
Accrued management fee	30,250
Other accrued expenses and payables	31,495
Total liabilities	214,193
Net assets, at value	$ 101,107,129
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	$ (5,024)
Paid-in capital	101,112,153
Net assets, at value	$ 101,107,129
Net Asset Value, offering and redemption price per share ($101,107,129 / 101,101,208 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 2,331,905
Expenses: Management fee	449,733
Custodian fees	16,231
Accounting fees	28,979
Auditing	12,067
Legal	135
Trustees' fees and expenses	9,139
Reports to shareholders	7,137
Registration fees	135
Other	2,107
Total expenses, before expense reductions	525,663
Expense reductions	(284)
Total expenses, after expense reductions	525,379
Net investment income	1,806,526
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,127
Net gain (loss) on investment transactions	2,127
Net increase (decrease) in net assets resulting from operations	$ 1,808,653

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 1,806,526	$ 4,834,222
Net realized gain (loss)	2,127	(2,896)
Net increase (decrease) in net assets resulting from operations	1,808,653	4,831,326
Distributions to shareholders from net investment income	(1,806,754)	(4,834,222)
Portfolio share transactions: Proceeds from shares sold	665,248,347	1,140,826,516
Reinvestment of distributions	1,806,754	4,834,222
Cost of shares redeemed	(705,059,747)	(1,127,200,385)
Net increase (decrease) in net assets from Portfolio share transactions	(38,004,646)	18,460,353
Increase (decrease) in net assets	(38,002,747)	18,457,457
Net assets at beginning of period	139,109,876	120,652,419
Net assets at end of period	$ 101,107,129	$ 139,109,876
Other Information
Shares outstanding at beginning of period	139,105,642	120,652,419
Shares sold	665,248,559	1,140,819,926
Shares issued to shareholders in reinvestment of distributions	1,806,754	4,834,222
Shares redeemed	(705,059,747)	(1,127,200,925)
Net increase (decrease) in Portfolio shares	(38,004,434)	18,453,223
Shares outstanding at end of period	101,101,208	139,105,642

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.015	.038	.060	.049	.052
Less distributions from: Net investment income	(.015)	(.038)	(.060)	(.049)	(.052)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.49	3.88	6.21	4.99	5.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	139	121	179	148
Ratio of expenses before expense reductions (%)	.43	.46[a]	.46	.43	.44
Ratio of expenses after expense reductions (%)	.43	.45[a]	.46	.43	.44
Ratio of net investment income (%)	1.49	3.77	6.00	4.90	5.17

a The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and ..45%, respectively.

Management Summary December 31, 2002

Bond Portfolio

Overall, 2002 was another strong year for bonds. In the midst of corporate accounting inquiries, concerns about the potential conflict in Iraq and the possibility of future terrorist attacks, investors sought out higher-quality bonds, such as US Treasury bonds. However, in the fourth quarter, investors became slightly less risk adverse and began to move into corporate and high-yield issues.

In this environment, the portfolio's total return was 7.66 percent. While our overall issue selection of corporate bonds proved to be on the mark, returns were held back by an overweight in bonds issued by manufactured housing companies, particularly in the fourth quarter. The portfolio's overweight in structured mortgage-backed securities also aided results.

During the quarter, we added bonds, which we believed to have strong fundamentals, in telecom services and cable - both areas that were badly beaten earlier in the year. Although we believe the recent investor shift to corporate bonds may have come about a bit too quickly, it is likely that the worst may have passed in the sector.

David Baldt Christopher Gagnier
Gary Bartlett Warren Davis
Daniel Taylor Thomas Flaherty
Andrew Cestone
Co-Managers

Growth of an Assumed $10,000 Investment
[] Bond Portfolio - Class A [] LBAB Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Bond Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,766	$12,586	$13,286	$18,844
	Average annual total return	7.66%	7.97%	5.85%	6.54%
LBAB Index	Growth of $10,000	$11,025	$13,347	$14,387	$20,637
	Average annual total return	10.25%	10.10%	7.55%	7.51%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Bond Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 25.9%
Consumer Discretionary 2.9%
Avondale Mills, Inc., 10.25%, 5/1/2006	50,000	46,500
Boca Resorts, Inc., 9.875%, 4/15/2009	65,000	67,600
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	50,000	52,875
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	50,000	53,000
Circus & Eldorado, 10.125%, 3/1/2012	50,000	49,250
Clear Channel Communication, Inc., 8.0%, 11/1/2008	50,000	54,563
Comcast Cable Communications:
6.375%, 1/30/2006	725,000	758,561
6.75%, 1/30/2011	300,000	312,146
Cox Enterprises, Inc., 7.875%, 9/15/2010	285,000	315,650
CSC Holdings, Inc., 7.875%, 12/15/2007	55,000	52,869
Dana Corp., 10.125%, 3/15/2010	50,000	50,625
DIMON, Inc., Series B, 9.625%, 10/15/2011	115,000	121,613
EchoStar Communications Corp.:
9.25%, 2/1/2006	50,000	52,375
9.375%, 2/1/2009	50,000	52,875
Eldorado Resorts LLC, 10.5%, 8/15/2006	50,000	50,000
Guitar Center Management, 11.0%, 7/1/2006	50,000	50,500
Hilton Hotels Corp.:
7.625%, 12/1/2012	50,000	50,493
8.25%, 2/15/2011	90,000	94,145
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	50,000	52,500
International Game Technology, 8.375%, 5/15/2009	50,000	55,500
MGM Mirage, Inc., 9.75%, 6/1/2007	50,000	55,250
News America Holdings, Inc., 9.25%, 2/1/2013	300,000	361,730
Northwest Airlines, Inc., Series 02-1, 6.264%, 11/20/2021	1,300,000	1,348,841
Park Place Entertainment, Inc.:
8.5%, 11/15/2006	300,000	318,951
9.375%, 2/15/2007	70,000	74,725
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	60,000	64,575
Six Flags, Inc., Step-up Coupon, 0% to 4/1/2003, 10.0% to 4/1/2008	55,000	53,213
Sonic Automotive, Inc., 11.0%, 8/1/2008	50,000	51,000
Transwestern Publishing, Series B, 11.875%, 11/15/2008	25,000	26,438
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	51,500
YUM! Brands, Inc., 7.7%, 7/1/2012	50,000	52,000
		4,851,863
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	50,000	53,619
Fleming Companies, Inc., 10.125%, 4/1/2008	55,000	47,300
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	50,000	51,750
Service Corp. International, 7.7%, 4/15/2009	65,000	60,775
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	50,000	50,750
		264,194
Energy 1.9%
Avista Corp., 9.75%, 6/1/2008	90,000	88,875
Chesapeake Energy Corp., 8.125%, 4/1/2011	50,000	51,500
Consumers Energy Co., 6.375%, 2/1/2008	50,000	48,468
Devon Energy Corp., 7.95%, 4/15/2032	900,000	1,081,987
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	50,000	49,742
Kinder Morgan, Inc., 6.5%, 9/1/2012	1,060,000	1,107,774
Panhandle Eastern Pipe Line, 7.95%, 3/15/2023	50,000	45,158
Parker Drilling Co., Series B, 10.125%, 11/15/2009	50,000	51,500
Pioneer Natural Resources Co., 6.5%, 1/15/2008	525,000	539,363
Pride International, Inc., 10.0%, 6/1/2009	50,000	54,000
Stone Energy Corp., 8.75%, 9/15/2007	50,000	52,000
Westar Energy, Inc., 7.875%, 5/1/2007	55,000	55,688
Westport Resources Corp., 8.25%, 11/1/2011	50,000	52,500
		3,278,555
Financials 11.6%
American General:
7.57%, 12/1/2045	405,000	483,134
8.125%, 3/15/2046	675,000	852,361
Citigroup, Inc., 6.875%, 2/15/2098	1,220,000	1,326,737
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	53,000
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	1,600,000	1,801,549
Ford Motor Credit Co.:
6.5%, 1/25/2007	390,000	385,210
6.875%, 2/1/2006	610,000	611,069
7.5%, 3/15/2005	980,000	999,859
General Electric Capital Corp., 5.45%, 1/15/2013	1,510,000	1,568,491
General Motors Acceptance Corp.:
5.25%, 5/16/2005	865,000	868,012
6.875%, 9/15/2011	265,000	264,274
8.0%, 11/1/2031	1,450,000	1,457,895
Household Finance Corp.:
5.75%, 1/30/2007	1,115,000	1,166,976
6.5%, 1/24/2006	225,000	239,607
6.5%, 11/15/2008	1,000,000	1,075,213
HSBC Holdings, Inc., 5.25%, 12/12/2012	1,090,000	1,117,227
LaBranche & Co., Inc., 12.0%, 3/2/2007	50,000	55,750
Ohio National Life Insurance, 8.5%, 5/15/2026	630,000	688,654
PNC Funding Corp., 5.75%, 8/1/2006	1,625,000	1,739,486
Provident Co., Inc., 7.0%, 7/15/2018	225,000	199,549
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	50,000	54,500
SLM Corp., 5.125%, 8/27/2012	1,465,000	1,502,525
TIAA Global Markets, 4.125%, 11/15/2007	925,000	956,799
UnumProvident Corp., 7.375%, 6/15/2032	110,000	92,693
		19,560,570
Health Care 0.2%
Amerisourcebergen Corp., 7.25%, 11/15/2012	55,000	56,375
Health Care Service Corp., 7.75%, 6/15/2011	50,000	54,585
HealthSouth Corp., 7.625%, 6/1/2012	135,000	111,375
Radiologix, Inc., 10.5%, 12/15/2008	50,000	39,000
		261,335
Industrials 3.3%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	50,000	49,750
Series B, 8.5%, 12/1/2008	65,000	65,325
Series B, 10.0%, 8/1/2009	50,000	49,625
AutoNation, Inc., 9.0%, 8/1/2008	50,000	50,500
Avis Group Holdings, Inc., 11.0%, 5/1/2009	90,000	98,550
Day International Group, Inc., 11.125%, 6/1/2005	50,000	51,000
Dow Chemical Co.:
6.0%, 10/1/2012	1,480,000	1,512,567
7.0%, 8/15/2005	150,000	163,072
Equistar Chemicals LP, 8.75%, 2/15/2009	175,000	153,125
Fibermark, Inc., 10.75%, 4/15/2011	50,000	50,500
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	60,000	44,933
Hercules, Inc., 11.125%, 11/15/2007	50,000	55,750
International Paper Co., 8.125%, 7/8/2005	865,000	968,192
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	55,000	56,925
Kansas City Southern Co., 7.5%, 6/15/2009	85,000	89,675
Millennium America, Inc.:
7.0%, 11/15/2006	65,000	62,806
9.25%, 6/15/2008	50,000	52,125
9.25%, 6/15/2008	90,000	93,825
Phelps Dodge Corp., 8.75%, 6/1/2011	50,000	51,732
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	719,727	775,649
United Rentals, Inc., 10.75%, 4/15/2008	50,000	49,750
US Airways, Inc. "G", Series 2000-3, 7.89%, 3/1/2019	745,535	779,673
Weyerhaeuser Co., 7.375%, 3/15/2032	235,000	254,864
Xerox Corp., 9.75%, 1/15/2009	75,000	72,000
		5,651,913
Information Technology 1.0%
Computer Associates, Inc., Series B, 6.375%, 4/15/2005	50,000	48,500
Raytheon Co.:
6.3%, 3/15/2005	1,370,000	1,461,720
6.5%, 7/15/2005	115,000	124,036
Sanmina-Sci Corp., 10.375%, 1/15/2010	50,000	50,500
Seagate Technology Holdings, 8.0%, 5/15/2009	50,000	51,750
Solectron Corp., 9.625%, 2/15/2009	50,000	48,750
		1,785,256
Materials 1.4%
Dex Media East LLC:
9.875%, 11/15/2009	50,000	53,500
12.125%, 11/15/2012	50,000	55,375
Georgia-Pacific Corp.:
7.5%, 5/15/2006	75,000	71,250
Debenture, 7.7%, 6/15/2015	55,000	46,750
Greif Brothers Corp., 8.875%, 8/1/2012	50,000	53,000
Lyondell Chemical Co., 9.5%, 12/15/2008	50,000	46,500
Owens-Brockway Glass Container, 8.875%, 2/15/2009	65,000	66,950
Schuler Homes, Inc., 9.375%, 7/15/2009	95,000	96,900
Stone Container Corp., 9.75%, 2/1/2011	50,000	53,500
Toll Corp., 8.25%, 2/1/2011	50,000	50,250
Weyerhaeuser Co., 5.95%, 11/1/2008	1,600,000	1,707,992
		2,301,967
Telecommunication Services 0.4%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	50,000	50,250
Avaya, Inc., 11.125%, 4/1/2009	50,000	45,250
Motorola, Inc., 8.0%, 11/1/2011	50,000	51,750
Nextel Communications, Inc., 9.375%, 11/15/2009	55,000	49,775
Qwest Corp., 5.625%, 11/15/2008	165,000	140,250
Sprint Capital Corp.:
5.7%, 11/15/2003	350,000	348,250
6.125%, 11/15/2008	50,000	45,500
		731,025
Utilities 3.0%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,071,817
CMS Energy Corp., 7.5%, 1/15/2009	50,000	42,500
Pacificorp., 6.9%, 11/15/2011	1,200,000	1,370,129
Progress Energy, Inc., 6.75%, 3/1/2006	2,400,000	2,577,763
		5,062,209
Total Corporate Bonds (Cost $41,982,537)		43,748,887
Asset Backed 9.9%
Automobile Receivables 3.3%
Household Automotive Trust "A4A", Series 2002-3, 3.44%, 5/18/2009	1,190,000	1,207,426
MMCA Automobile Trust "A4", Series 2002-3, 3.57%, 8/17/2009	1,455,000	1,491,307
WFS Financial Owner Trust:
"A4", Series 2002-3, 3.5%, 2/20/2010	1,430,000	1,465,768
"A4", Series 2002-2, 4.5%, 2/20/2010	1,360,000	1,421,787
		5,586,288
Credit Card Receivables 1.0%
Citibank Credit Card Master Trust I "A", Series 1999-2, 5.875%, 3/10/2011	1,200,000	1,323,818
MBNA Master Credit Card Trust USA "A", Series 1999-B, 5.9%, 8/15/2011	400,000	437,768
		1,761,586
Home Equity Loans 0.5%
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	800,000	817,533
Manufactured Housing Receivables 0.6%
Green Tree Financial Corp. "A5", Series 1993-4, 7.05%, 1/15/2019	900,000	939,203
Miscellaneous 4.5%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,340,000	1,528,372
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	1,760,000	2,012,203
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	2,300,000	2,633,215
"A8", Series 2001-1, 6.89%, 12/15/2017	1,310,000	1,529,209
		7,702,999
Total Asset Backed (Cost $16,634,963)		16,807,609

Foreign Bonds - US$ Denominated 3.5%
British Sky Broadcasting PLC:
6.875%, 2/23/2009	75,000	76,688
8.2%, 7/15/2009	55,000	59,400
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	220,000	253,381
Euramax International PLC, 11.25%, 10/1/2006	50,000	51,625
Fage Dairy Industry SA, 9.0%, 2/1/2007	50,000	47,000
France Telecom, 9.25%, 3/1/2011	225,000	260,161
Grupo Transportacion Ferroviaria Mexicana SA de CV, 12.5%, 6/15/2012	65,000	65,650
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	50,000	50,750
Innova S de R.L., 12.875%, 4/1/2007	50,000	43,500
Pemex Finance Ltd., 9.14%, 8/15/2004	1,218,000	1,293,345
PTC International Finance BV, 10.75%, 7/1/2007	50,000	52,000
Republic of Turkey, 11.5%, 1/23/2012	50,000	51,500
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	80,000	74,400
Sappi Papier Holding AG:
6.75%, 6/15/2012	1,385,000	1,517,959
7.5%, 6/15/2032	360,000	404,465
Stagecoach Holdings PLC, 8.625%, 11/15/2009	85,000	81,940
Stena AB, 9.625%, 12/1/2012	60,000	61,950
TFM SA de CV, 11.75%, 6/15/2009	55,000	53,900
Tyco International Group SA:
5.8%, 8/1/2006	545,000	515,025
6.125%, 11/1/2008	805,000	752,675
6.125%, 1/15/2009	125,000	116,875
6.375%, 10/15/2011	50,000	46,750
Vicap SA, 11.375%, 5/15/2007	60,000	54,000
Total Foreign Bonds - US$ Denominated (Cost $5,675,653)		5,984,939

US Treasury Obligations 20.2%
US Treasury Bond:
6.0%, 8/15/2009	6,125,000	7,121,268
6.0%, 2/15/2026	5,812,000	6,660,418
US Treasury Note:
2.125%, 10/31/2004	2,910,000	2,942,057
5.875%, 11/15/2004	8,624,000	9,314,256
6.125%, 8/15/2007	7,063,000	8,121,899
10.75%, 8/15/2005	65,000	79,678
Total US Treasury Obligations (Cost $33,871,870)		34,239,576

US Government Agency Pass-Thrus 17.3%
Federal National Mortgage Association:
5.0%, 1/1/2018 (d)	785,000	803,889
5.4%, 11/1/2008	2,140,000	2,275,960
5.5%, 1/1/2018 (e)	2,290,000	2,372,298
6.0%, 1/1/2033 (e)	3,035,000	3,137,837
6.31%, 6/1/2008	1,700,000	1,890,984
6.5% with various maturities to 8/31/2032	8,995,698	9,401,832
7.0% with various maturities to 6/1/2032	8,651,300	9,099,694
8.0%, 9/1/2015	246,233	266,011
Total US Government Agency Pass-Thrus (Cost $28,559,835)		29,248,505

Collateralized Mortgage Obligations 16.3%
Bank of America Mortgage Securities "IA35", Series 2002-6, 6.0%, 7/25/2032	1,068,427	1,094,094
Chase Commerical Mortgage Securities Corp. "A2", Series 1996-2, 6.9%, 11/19/2028	1,075,039	1,178,176
Federal Home Loan Mortgage Corp.:
"1A2B", Series T-48, 4.688%, 7/25/2022	740,000	778,579
"PJ", Series 2496, 5.0%, 7/15/2012	1,470,000	1,536,474
"OC", Series 2381, 5.5%, 9/15/2011	1,110,000	1,153,581
"DB", Series 2483, 5.5%, 9/15/2012	1,500,000	1,574,366
"GD", Series 2497, 5.5%, 7/15/2014	1,240,000	1,304,378
"OG", Series 2381, 5.5%, 11/15/2016	730,000	763,299
"CH", Series 2390, 5.5%, 12/15/2016	200,000	210,723
"PB", Series 2477, 5.5%, 9/15/2014	700,000	726,863
"D", Series 2281, 6.0%, 3/15/2027	1,341,414	1,369,258
"GA", Series 2450, 6.25%, 10/15/2022	1,734,953	1,789,229
"3A", Series T-41, 7.5%, 7/25/2032	607,707	658,793
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	395,000	405,835
"A2", Series 2002-W10, 4.7%, 8/25/2042	395,000	406,405
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	507,975
"PB", Series 2002-47, 5.5%, 9/25/2012	1,280,000	1,337,692
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	787,747
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	521,094
"QC", Series 2002-11, 5.5%, 3/15/2017	290,000	305,093
"PM", Series 2002-21, 5.5%, 11/25/2022	1,361,987	1,395,051
"QN", Series 2001-51, 6.0%, 10/25/2016	1,360,000	1,445,967
"ZQ", Series G92-9, 7.0%, 12/25/2021	1,030,645	1,095,853
"A5", Series 2002-W4, 7.5%, 5/25/2042	591,232	640,933
"2A", Series 2002-W6, 7.5%, 6/25/2042	1,797,319	1,948,406
Residential Asset Securitization Trust "A4", Series 2000-A3, 8.0%, 5/25/2030	1,315,000	1,353,699
Wells Fargo Mortgage Backed Securities Trust "A1", Series 2002-9, 6.25%, 6/25/2032	1,172,356	1,199,603
Total Collateralized Mortgage Obligations (Cost $26,414,549)		27,489,166

Long-Term Municipal Investments 0.9%
Maryland, Airport Revenue, Transportation Authority Limited Obligation, 6.65%, 7/1/2032 (c) (Cost $1,360,000)	1,360,000	1,526,709

	Shares	Value ($)

Cash Equivalents 6.0%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $10,175,718)	10,175,718	10,175,718
Total Investment Portfolio - 100.0% (Cost $164,675,125) (a)		169,221,109

(a) The cost for federal income tax purposes was $164,705,149. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $4,515,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,647,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $131,977.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by MBIA.
(d) When-issued or forward delivery securities included.
(e) Mortgage dollar rolls included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury securities, short-term investments and mortgage dollar roll transactions) aggregated $193,828,491 and $184,970,529, respectively. Purchases and sales of US Treasury securities aggregated $193,957,539 and $217,374,312, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $21,288,767 and $21,208,346, respectively.

At December 31, 2002, the Bond Portfolio had a net tax basis capital loss carryforward of approximately $5,987,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($3,776,000) and December 31, 2010 ($2,211,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $164,675,125)	$ 169,221,109
Cash	10,000
Receivable for investments sold	1,755,716
Interest receivable	1,754,940
Receivable for Portfolio shares sold	64,471
Other assets	2,872
Total assets	172,809,108
Liabilities
Payable for investments purchased	1,790,769
Payable for when-issued or forward delivery securities	801,900
Payable for investments purchased-mortgage dollar rolls	4,672,981
Payable for Portfolio shares redeemed	384,811
Accrued management fee	64,082
Other accrued expenses and payables	38,966
Total liabilities	7,753,509
Net assets, at value	$ 165,055,599
Net Assets
Net assets consist of: Undistributed net investment income	7,708,562
Net unrealized appreciation (depreciation) on investments	4,545,984
Accumulated net realized gain (loss)	(6,017,297)
Paid-in capital	158,818,350
Net assets, at value	$ 165,055,599
Net Asset Value, offering and redemption price per share ($165,055,599 / 23,649,490 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 8,882,238
Expenses: Management fee	755,776
Custodian fees	11,456
Accounting fees	59,250
Auditing	21,220
Legal	5,242
Trustees' fees and expenses	6,178
Reports to shareholders	16,062
Other	5,193
Total expenses, before expense reductions	880,377
Expense reductions	(815)
Total expenses, after expense reductions	879,562
Net investment income	8,002,676
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,044,288)
Net unrealized appreciation (depreciation) during the period on investments	5,498,492
Net gain (loss) on investment transactions	3,454,204
Net increase (decrease) in net assets resulting from operations	$ 11,456,880

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 8,002,676	$ 8,586,420
Net realized gain (loss) on investment transactions	(2,044,288)	1,466,354
Net unrealized appreciation (depreciation) on investment transactions during the period	5,498,492	(2,564,251)
Net increase (decrease) in net assets resulting from operations	11,456,880	7,488,523
Distributions to shareholders from: Net investment income	(8,568,166)	(6,205,341)
Portfolio share transactions: Proceeds from shares sold	71,186,525	131,921,598
Reinvestment of distributions	8,568,166	6,205,341
Cost of shares redeemed	(99,449,677)	(59,063,565)
Net increase (decrease) in net assets from Portfolio share transactions	(19,694,986)	79,063,374
Increase (decrease) in net assets	(16,806,272)	80,346,556
Net assets at beginning of period	181,861,871	101,515,315
Net assets at end of period (including undistributed net investment income of $7,708,562 and $8,354,473, respectively)	$ 165,055,599	$ 181,861,871
Other Information
Shares outstanding at beginning of period	26,384,756	14,962,336
Shares sold	10,461,567	19,085,028
Shares issued to shareholders in reinvestment of distributions	1,310,117	933,135
Shares redeemed	(14,506,950)	(8,595,743)
Net increase (decrease) in Portfolio shares	(2,735,266)	11,422,420
Shares outstanding at end of period	23,649,490	26,384,756

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Bond Portfolio

Years Ended December 31,	2002	2001[d]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.89	$ 6.78	$ 6.49	$ 6.88	$ 6.87
Income (loss) from investment operations: Net investment income[a]	.34	.38	.42	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.17	.00[b]	.23	(.48)	.01
Total from investment operations	.51	.38	.65	(.06)	.44
Less distributions from: Net investment income	(.42)	(.27)	(.36)	(.22)	(.40)
Net realized gains on investment transactions	-	-	-	(.11)	(.03)
Total distributions	(.42)	(.27)	(.36)	(.33)	(.43)
Net asset value, end of period	$ 6.98	$ 6.89	$ 6.78	$ 6.49	$ 6.88
Total Return (%)	7.66	5.75	10.56	(.95)	6.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	182	102	94	106
Ratio of expenses before expense reductions (%)	.55	.58[c]	.58	.57	.57
Ratio of expenses after expense reductions (%)	.55	.57[c]	.58	.57	.57
Ratio of net investment income (%)	5.03	5.47	6.55	6.38	6.34
Portfolio turnover rate (%)	262[e]	169[e]	288	86	115

a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and ..57%, respectively.
d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
e The portfolio turnover rate including mortgage dollar roll transactions was 276% and 193% for the years ended December 31, 2002 and December 31, 2001, respectively.

Management Summary December 31, 2002

Balanced Portfolio

In spite of a relatively strong fourth quarter, US equity markets declined for the third year in a row in 2002. Continued earnings warnings from high-profile companies, investor focus on negative corporate and economic news, and the concerns of potential conflict in Iraq kept a turnaround at bay through most of the year.

The portfolio's large-cap, growth-oriented investment style struggled in the value-oriented equity investment environment. However, gains in its high-quality bond portion of the portfolio tempered exposure to the equity market's volatility and helped mitigate losses from stock holdings.

The portfolio's information technology and industrial holdings detracted from performance. Consumer staples holdings added to performance. On a relative basis, the lack of utility stocks in the portfolio also helped equity performance.

In December, a new investment team - Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid - assumed management of the equity portion of the portfolio. The team is realigning the portfolio, using a top-down process that is combined with in-depth company research. When the realignment is complete, the portfolio will be diversified among 70 to 90 high-quality growth stocks across most sectors. Given the improving stock market outlook, the managers plan to increase the portfolio's stock allocation.

Julie M. Van Cleave Jack A. Zehner Thomas J. Schmid
Portfolio Managers - Equity portion of the portfolio
Christopher Gagnier Gary Bartlett David Baldt Janet Campagna
Daniel Taylor Thomas Flaherty Andrew Cestone Warren Davis
Portfolio Managers - Fixed Income portion of the portfolio

Growth of an Assumed $10,000 Investment
[] Balanced Portfolio - Class A [] S&P 500 Index [] LBAB Index [] Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Balanced Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,493	$7,816	$11,104	$20,572
	Average annual total return	-15.07%	-7.88%	2.12%	7.48%
S&P 500 Index	Growth of $10,000	$7,790	$6,239	$9,710	$24,433
	Average annual total return	-22.10%	-14.55%	-.59%	9.34%
LBAB Index	Growth of $10,000	$11,025	$13,347	$14,387	$20,637
	Average annual total return	10.25%	10.10%	7.55%	7.51%
Russell 1000 Growth Index	Growth of $10,000	$7,212	$4,452	$8,223	$19,131
	Average annual total return	-27.88%	-23.64%	-3.84%	6.70%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the 10-year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 105.16% and 7.72%, respectively.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Balanced Portfolio

	Shares	Value ($)

Common Stocks 59.4%
Consumer Discretionary 11.3%
Automobiles 0.9%
Harley-Davidson, Inc.	26,300	1,215,060
Hotel Restaurants & Leisure 0.7%
International Game Technology*	11,400	865,488
Household Durables 0.6%
Newell Rubbermaid, Inc.	25,700	779,481
Media 3.4%
AOL Time Warner, Inc.*	59,200	775,520
Comcast Corp. "A"*	35,600	804,204
McGraw-Hill, Inc.	13,900	840,116
Omnicom Group, Inc.	16,300	1,052,980
Viacom, Inc. "B"*	23,470	956,637
		4,429,457
Multiline Retail 3.6%
Kohl's Corp.*	17,300	967,935
Target Corp.	50,700	1,521,000
Wal-Mart Stores, Inc.	45,200	2,283,052
		4,771,987
Specialty Retail 2.1%
Home Depot, Inc.	63,300	1,516,668
Staples, Inc.*	33,200	607,560
TJX Companies, Inc.	31,200	609,024
		2,733,252
Consumer Staples 5.3%
Beverages 1.9%
Coca-Cola Co.	18,200	797,524
PepsiCo, Inc.	39,060	1,649,113
		2,446,637
Food & Drug Retailing 0.6%
Walgreen Co.	28,100	820,239
Household Products 2.8%
Colgate-Palmolive Co.	38,400	2,013,312
Procter & Gamble Co.	19,150	1,645,751
		3,659,063
Energy 4.8%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	12,500	402,375
Nabors Industries Ltd.*	43,200	1,523,664
Noble Corp.	11,400	400,710
Schlumberger Ltd.	28,000	1,178,520
		3,505,269
Oil & Gas 2.1%
Anadarko Petroleum Corp.	27,900	1,336,410
Burlington Resources, Inc.	15,500	661,075
ConocoPhillips	16,500	798,435
		2,795,920
Financials 7.1%
Banks 0.8%
Bank of America Corp.	14,800	1,029,636
Diversified Financials 4.4%
American Express Co.	36,000	1,272,600
Citigroup, Inc.	39,333	1,384,128
Fannie Mae	24,000	1,543,920
Morgan Stanley	19,800	790,416
State Street Corp.	20,200	787,800
		5,778,864
Insurance 1.9%
American International Group, Inc.	26,110	1,510,464
Marsh & McLennan Companies, Inc.	19,500	901,095
		2,411,559
Health Care 13.0%
Biotechnology 1.2%
Genentech, Inc.*	27,800	921,848
Gilead Sciences, Inc.*	18,800	639,200
		1,561,048
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	31,600	884,800
Medtronic, Inc.	34,700	1,582,320
Zimmer Holdings, Inc.*	20,000	830,400
		3,297,520
Health Care Providers & Services 1.2%
Laboratory Corp. of America Holdings*	38,100	885,444
UnitedHealth Group, Inc.	8,800	734,800
		1,620,244
Pharmaceuticals 8.1%
Abbott Laboratories	46,900	1,876,000
Eli Lilly & Co.	27,200	1,727,200
Johnson & Johnson	51,816	2,783,037
Merck & Co., Inc.	17,300	979,353
Pfizer, Inc.	103,950	3,177,752
		10,543,342
Industrials 4.6%
Aerospace & Defense 1.2%
United Technologies Corp.	24,300	1,505,142
Air Freight & Logistics 0.3%
FedEx Corp.	7,700	417,494
Commercial Services & Supplies 0.9%
Concord EFS, Inc.*	22,800	358,872
Fiserv, Inc.*	24,500	831,775
		1,190,647
Industrial Conglomerates 2.2%
3M Co.	5,000	616,500
General Electric Co.	94,900	2,310,815
		2,927,315
Information Technology 11.8%
Communications Equipment 1.1%
Cisco Systems, Inc.*	110,100	1,442,310
Computers & Peripherals 2.5%
EMC Corp.*	101,600	623,824
International Business Machines Corp.	33,500	2,596,250
		3,220,074
Semiconductor Equipment & Products 3.9%
Applied Materials, Inc.*	91,800	1,196,154
Intel Corp.	135,800	2,114,406
Linear Technology Corp.	31,100	799,892
Texas Instruments, Inc.	64,800	972,648
		5,083,100
Software 4.3%
Electronic Arts, Inc.*	10,800	537,516
Microsoft Corp.*	68,800	3,556,960
Oracle Corp.*	76,400	825,120
PeopleSoft, Inc.*	24,500	448,350
VERITAS Software Corp.*	18,000	281,160
		5,649,106
Materials 0.5%
Chemicals
Ecolab, Inc.	12,800	633,600
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	25,400	984,250
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	65,400	369,510
Total Common Stocks (Cost $84,942,702)		77,686,614

	Principal Amount ($)	Value ($)

Corporate Bonds 9.5%
Consumer Discretionary 0.5%
Comcast Cable Communications:
6.375%, 1/30/2006	260,000	272,036
6.75%, 1/30/2011	100,000	104,049
6.875%, 6/15/2009	40,000	42,556
News America Holdings, Inc., 9.25%, 2/1/2013	175,000	211,009
		629,650
Consumer Staples 0.8%
Willamette Industries, Inc., 7.85%, 7/1/2026	820,000	923,410
Energy 0.3%
Pedernales Electric Corp., Series 2002-A, 6.202%, 11/15/2032	420,000	430,471
Financials 4.6%
American General:
7.57%, 12/1/2045	140,000	167,009
8.125%, 3/15/2046	230,000	290,434
Citigroup, Inc., 6.875%, 2/15/2098	540,000	587,244
ERP Operating LP, 6.63%, 4/13/2005	660,000	701,809
Ford Motor Credit Co.:
6.5%, 1/25/2007	180,000	177,789
7.6%, 8/1/2005	500,000	510,523
General Electric Capital Corp.:
5.45%, 1/15/2013	490,000	508,981
6.0%, 6/15/2012	30,000	32,390
General Motors Acceptance Corp.:
5.25%, 5/16/2005	1,120,000	1,123,900
6.875%, 9/15/2011	500,000	498,630
Household Finance Corp., 6.5%, 1/24/2006	525,000	559,084
PNC Funding Corp., 5.75%, 8/1/2006	350,000	374,659
Provident Co., Inc., 7.0%, 7/15/2018	75,000	66,516
UnumProvident Corp., 7.375%, 6/15/2032	40,000	33,707
Wells Fargo & Co., 7.25%, 8/24/2005	350,000	392,883
		6,025,558
Industrials 1.4%
Dow Chemical Co.:
6.0%, 10/1/2012	475,000	485,452
7.0%, 8/15/2005	350,000	380,501
International Paper Co., 8.125%, 7/8/2005	285,000	319,000
US Airways, Inc. "G", Series 2000-3, 7.89%, 3/1/2019	650,563	680,352
		1,865,305
Information Technology 0.5%
Raytheon Co.:
6.3%, 3/15/2005	545,000	581,487
6.5%, 7/15/2005	115,000	124,036
		705,523
Materials 0.1%
Weyerhaeuser Co., 5.95%, 11/1/2008	130,000	138,774
Utilities 1.3%
Alabama Power Co., 7.125%, 8/15/2004	250,000	267,954
Pacificorp., 6.9%, 11/15/2011	325,000	371,077
Progress Energy, Inc.:
6.75%, 3/1/2006	500,000	537,034
6.85%, 4/15/2012	455,000	498,210
		1,674,275
Total Corporate Bonds (Cost $11,856,563)		12,392,966

Asset Backed 5.5%
Automobile Receivables 2.9%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	560,000	584,529
"A4", Series 2001-C, 5.01%, 7/14/2008	610,000	644,029
Daimler Chrysler Trust "A4", Series 2002-A, 4.49%, 10/6/2008	580,000	609,139
MMCA Automobile Trust "A4", Series 2002-3, 3.57%, 8/17/2009	650,000	666,220
WFS Financial Owner Trust:
"A4", Series 2002-3, 3.5%, 2/20/2010	580,000	594,507
"A4", Series 2002-2, 4.5%, 2/20/2010	620,000	648,167
		3,746,591
Credit Card Receivables 0.2%
Citibank Credit Card Master Trust I "A", Series 1999-2, 5.875%, 3/10/2011	200,000	220,636
Home Equity Loans 0.3%
Advanta Mortgage Loan Trust "A-6", Series 2000-2, 7.72%, 3/25/2015	400,000	443,979
Manufactured Housing Receivables 0.7%
Green Tree Financial Corp. "A5", Series 1996-5, 7.05%, 1/15/2019	265,000	276,543
Vanderbilt Acquisition Loan Trust "A2", Series 2002-1, 4.77%, 10/7/2018	630,000	644,343
		920,886
Miscellaneous 1.4%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	595,000	678,643
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	1,050,000	1,202,120
		1,880,763
Total Asset Backed (Cost $6,894,662)		7,212,855

Foreign Bonds - US$ Denominated 1.1%
France Telecom, 9.25%, 3/1/2011	80,000	92,502
Pemex Finance Ltd., 8.02%, 5/15/2007	595,000	668,845
Sappi Papier Holding AG, 6.75%, 6/15/2012	305,000	334,280
Tyco International Group SA, 6.125%, 11/1/2008	340,000	317,900
Total Foreign Bonds - US$ Denominated (Cost $1,330,756)		1,413,527

US Treasury Obligations 7.2%
US Treasury Bond:
6.0%, 2/15/2026	2,500,000	2,864,943
US Treasury Note:
2.125%, 10/31/2004	950,000	960,465
5.875%, 11/15/2004	2,427,000	2,621,255
6.0%, 8/15/2009	640,000	744,100
6.125%, 8/15/2007	1,965,000	2,259,597
Total US Treasury Obligations (Cost $9,113,011)		9,450,360

US Government Agency Pass-Thrus 4.2%
Federal National Mortgage Association:
5.0%, 1/1/2018 (c)	255,000	261,136
5.946%, 2/1/2012	825,784	910,814
6.0%, 12/1/2008 (d)	825,000	852,586
6.0%, 1/1/2033	255,000	263,966
6.5%, 6/1/2017	346,937	366,112
6.5%, 7/1/2030	1,004,159	1,046,255
6.5%, 8/1/2032	407,058	424,022
7.0%, 6/1/2032	27,096	28,500
7.0%, 6/1/2032	521,524	548,543
7.0%, 6/1/2032	580,867	610,961
8.0%, 9/1/2015	192,993	208,495
Total US Government Agency Pass-Thrus (Cost $5,317,905)		5,521,390

Collateralized Mortgage Obligations 9.3%
Bank of America Mortgage Securities "IA35", Series 2002-6, 6.0%, 7/25/2032	362,118	370,817
Federal Home Loan Mortgage Corp.:
"PJ", Series 2496, 5.0%, 7/15/2012	500,000	522,610
"WM", Series 2391, 5.25%, 10/15/2019	735,000	753,849
"DB", Series 2483, 5.5%, 9/15/2012	850,000	892,141
"PL", Series 2459, 5.5%, 6/15/2030	500,457	509,352
"DA", Series 2444, 6.5%, 2/15/2030	194,082	199,971
"H", Series 2278, 6.5%, 1/15/2031	588,353	625,138
"3A", Series T-41, 7.5%, 7/25/2032	277,043	300,332
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	290,000	297,955
"A2", Series 2002-W10, 4.7%, 8/25/2042	290,000	298,373
"A2", Series 2002-60, 4.75%, 2/25/2044	340,000	345,423
"PB", Series 2002-47, 5.5%, 9/25/2012	630,000	658,395
"PE", Series 2002-3, 5.5%, 8/25/2015	940,000	996,710
"PM", Series 2002-21, 5.5%, 11/25/2022	463,167	474,411
"PY", Series 2002-31, 6.0%, 7/25/2014	900,000	937,689
"QN", Series 2001-51, 6.0%, 10/25/2016	620,000	659,191
"PD", Series 2002-31, 6.0%, 11/25/2021	1,300,000	1,371,655
"A5", Series 2002-W4, 7.5%, 1/25/2028	268,742	291,333
"2A", Series 2002-W6, 7.5%, 6/25/2042	722,633	783,380
Residential Asset Securitization Trust "A4", Series 2000-A3, 8.0%, 5/25/2030	450,000	463,243
Wells Fargo Mortgage Backed Securities Trust "A1", Series 2002-9, 6.25%, 6/25/2032	398,429	407,689
Total Collateralized Mortgage Obligations (Cost $11,845,270)		12,159,657

Long-Term Municipal Investments 1.1%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017	560,000	628,169
Hoboken, NJ, Core City GO, 3.8%, 12/15/2008	435,000	443,783
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (e)	355,000	358,610
Total Long-Term Municipal Investments (Cost $1,341,908)		1,430,562

	Shares	Value ($)

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $3,466,868)	3,466,868	3,466,868
Total Investment Portfolio - 100% (Cost $136,109,645) (a)		130,734,799

* Non-income producing security.
(a) The cost for federal income tax purposes was $139,394,928. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $8,660,129. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,250,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,910,548.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities included.
(d) Mortgage dollar roll included.
(e) Bond is insured by AMBAC.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury securities, short-term investments and mortgage dollar roll transactions) aggregated $146,654,325 and $133,116,773, respectively. Purchases and sales of US Treasury securities aggregated $59,397,780 and $83,520,643, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $7,314,581 and $7,344,562, respectively.

At December 31, 2002, the Balanced Portfolio had a net tax basis capital loss carryforward of approximately $13,851,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($13,346,000) and December 31, 2010 ($505,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Portfolio incurred approximately $6,190,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31,2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $136,109,645)	$ 130,734,799
Receivable for investments sold	553,436
Dividends receivable	74,239
Interest receivable	535,795
Receivable for Portfolio shares sold	24,399
Due from custodian bank	436,378
Other assets	2,538
Total assets	132,361,584
Liabilities
Payable for investments purchased	706,593
Payable for when-issued or forward delivery securities	260,489
Payable for investments purchased - mortgage dollar rolls	847,257
Payable for Portfolio shares redeemed	70,672
Accrued management fee	51,248
Other accrued expenses and payables	37,350
Total liabilities	1,973,609
Net assets, at value	$ 130,387,975
Net Assets
Net assets consist of: Undistributed net investment income	3,172,174
Net unrealized appreciation (depreciation) on investments	(5,374,846)
Accumulated net realized gain (loss)	(23,328,087)
Paid-in capital	155,918,734
Net assets, at value	$ 130,387,975
Net Asset Value, offering and redemption price per share ($130,387,975 / 13,419,812 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $905)	$ 834,416
Interest	3,296,620
Total Income	4,131,036
Expenses: Management fee	716,548
Custodian fees	16,293
Accounting fees	57,366
Auditing	19,807
Legal	4,425
Trustees' fees and expenses	6,671
Reports to shareholders	9,565
Registration fees	1,485
Other	8,557
Total expenses, before expense reductions	840,717
Expense reductions	(192)
Total expenses, after expense reductions	840,525
Net investment income	3,290,511
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,603,212)
Net unrealized appreciation (depreciation) during the period on investments	(19,865,256)
Net gain (loss) on investment transactions	(28,468,468)
Net increase (decrease) in net assets resulting from operations	$ (25,177,957)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 3,290,511	$ 4,349,685
Net realized gain (loss) on investment transactions	(8,603,212)	(14,385,969)
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,865,256)	(1,837,177)
Net increase (decrease) in net assets resulting from operations	(25,177,957)	(11,873,461)
Distributions to shareholders from: Net investment income	(4,309,159)	(4,704,742)
Net realized gains	-	(7,232,663)
Portfolio share transactions: Proceeds from shares sold	14,485,685	26,443,691
Reinvestment of distributions	4,309,159	11,937,405
Cost of shares redeemed	(31,496,501)	(32,253,040)
Net increase (decrease) in net assets from Portfolio share transactions	(12,701,657)	6,128,056
Increase (decrease) in net assets	(42,188,773)	(17,682,810)
Net assets at beginning of period	172,576,748	190,259,558
Net assets at end of period (including undistributed net investment income of $3,172,174 and $4,157,711, respectively)	$ 130,387,975	$ 172,576,748
Other Information
Shares outstanding at beginning of period	14,679,733	14,205,211
Shares sold	1,349,986	2,184,023
Shares issued to shareholders in reinvestment of distributions	394,973	977,674
Shares redeemed	(3,004,880)	(2,687,175)
Net increase (decrease) in Portfolio shares	(1,259,921)	474,522
Shares outstanding at end of period	13,419,812	14,679,733

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Balanced Portfolio

Years Ended December 31,	2002	2001[a]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.76	$ 13.39	$ 16.11	$ 15.21	$ 13.30
Income (loss) from investment operations: Net investment income[b]	.23	.30	.34	.35	.37
Net realized and unrealized gain (loss) on investment transactions	(1.97)	(1.07)	(.62)	1.85	2.56
Total from investment operations	(1.74)	(.77)	(.28)	2.20	2.93
Less distributions from: Net investment income	(.30)	(.34)	(.28)	(.18)	(.36)
Net realized gains on investment transactions	-	(.52)	(2.16)	(1.12)	(.66)
Total distributions	(.30)	(.86)	(2.44)	(1.30)	(1.02)
Net asset value, end of period	$ 9.72	$ 11.76	$ 13.39	$ 16.11	$ 15.21
Total Return (%)	(15.07)	(6.06)	(2.02)	15.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	173	190	199	162
Ratio of expenses before expense reductions (%)	.56	.57[c]	.54	.55	.56
Ratio of expense after expense reductions (%)	.56	.56[c]	.54	.55	.56
Ratio of net investment income (%)	2.19	2.46	2.41	2.36	2.71
Portfolio turnover rate (%)	141[d]	100[d]	127	98	74

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..56% and .56%, respectively.
d The Portfolio turnover rate including mortgage dollar roll transactions was 146% and 104% for the years ended December 31, 2002 and December 31, 2001, respeectively.

Management Summary December 31, 2002

Growth and Income Portfolio

The US stock market produced its third consecutive year of poor performance in 2002, as sluggish economic growth, corporate scandals and weak profits took a toll on investor sentiment. Though the portfolio showed poor performance in the health care sector, our stock selection with the technology, consumer discretionary and utilities sectors helped boost returns. Within technology, we stayed focused on reasonably valued companies that continued to generate growth. This approach proved helpful during a bad year for the tech sector as a whole.

In managing the portfolio, we continue to employ a disciplined three-step process that emphasizes fundamentals, valuations and risk management. Any changes we make to the portfolio are the result of this process, not top-down analysis. For example, we have recently begun to trim positions in companies that have performed well over the past few years - and have therefore grown to outsized weightings within the portfolio. We've also begun to add companies with attractive valuations whose prospects are just beginning to improve.

Looking ahead, we are confident that the portfolio is well positioned for an environment in which improving corporate earnings, low interest rates and fiscal stimulus are likely to create a stronger market backdrop.

Kathleen T. Millard Gregory S. Adams
Co-Manager Co-Manager

Growth of an Assumed $10,000 Investment
[] Growth and Income Portfolio - Class A* [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$7,687	$6,676	$7,570	$16,676
	Average annual total return	-23.13%	-12.60%	-5.42%	6.08%
S&P 500 Index	Growth of $10,000	$7,790	$6,239	$9,710	$22,779
	Average annual total return	-22.10%	-14.55%	-.59%	9.96%
Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio**
Class B	Growth of $10,000	$7,660	$6,616	$7,464	$9,172
	Average annual total return	-23.40%	-12.86%	-5.68%	-1.51%
S&P 500 Index	Growth of $10,000	$7,790	$6,239	$9,710	$11,901
	Average annual total return	-22.10%	-14.55%	-.59%	3.12%

* The Portfolio commenced operations on May 2, 1994. Index comparisons begin April 30, 1994. Total returns for the Life of Portfolio period for Class A would have been lower if the Portfolio's expenses were not maintained.
** The Portfolio commenced selling Class B shares on May 1, 1997. Index comparisons begin April 30, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Growth and Income Portfolio

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 12.6%
Hotel Restaurants & Leisure 1.2%
MGM Mirage, Inc.*	53,300	1,757,301
Internet & Catalog Retailing 0.6%
Amazon.com, Inc.*	44,900	848,161
Media 5.6%
AOL Time Warner, Inc.*	159,100	2,084,210
Gannett Co., Inc.	28,800	2,067,840
McGraw-Hill, Inc.	29,800	1,801,112
Viacom, Inc. "B"*	47,600	1,940,176
		7,893,338
Multiline Retail 2.4%
Target Corp.	41,500	1,245,000
Wal-Mart Stores, Inc.	41,900	2,116,369
		3,361,369
Specialty Retail 2.8%
Home Depot, Inc.	42,600	1,020,696
Staples, Inc.*	163,200	2,986,560
		4,007,256
Consumer Staples 8.1%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	58,000	2,807,200
PepsiCo, Inc.	29,000	1,224,380
		4,031,580
Food Products 1.5%
ConAgra Foods, Inc.	83,300	2,083,333
Household Products 1.4%
Clorox Co.	47,500	1,959,375
Personal Products 2.4%
Avon Products, Inc.	63,800	3,436,906
Energy 6.5%
Oil & Gas
Anadarko Petroleum Corp.	31,800	1,523,220
ChevronTexaco Corp.	20,800	1,382,784
Exxon Mobil Corp.	129,614	4,528,713
Total Fina Elf SA (ADR)	24,290	1,736,735
		9,171,452
Financials 19.7%
Banks 7.4%
Bank of America Corp.	92,100	6,407,397
Bank One Corp.	73,500	2,686,425
Comerica, Inc.	35,100	1,517,724
		10,611,546
Diversified Financials 7.8%
Citigroup, Inc.	139,100	4,894,929
Fannie Mae	28,300	1,820,539
Lehman Brothers Holdings, Inc.	33,900	1,806,531
Morgan Stanley	64,500	2,574,840
		11,096,839
Insurance 4.5%
AMBAC Financial Group, Inc.	18,100	1,017,944
American International Group, Inc.	46,100	2,666,885
Marsh & McLennan Companies, Inc.	35,500	1,640,455
MetLife, Inc.	38,300	1,035,632
		6,360,916
Health Care 14.0%
Biotechnology 1.2%
Amgen, Inc.*	34,900	1,687,066
Health Care Equipment & Supplies 2.1%
Biomet, Inc.	39,350	1,127,771
Guidant Corp.*	61,200	1,888,020
		3,015,791
Health Care Providers & Services 1.8%
McKesson Corp.	53,600	1,448,808
Wellpoint Health Networks, Inc.*	15,800	1,124,328
		2,573,136
Pharmaceuticals 8.9%
Eli Lilly & Co.	16,800	1,066,800
Johnson & Johnson	90,500	4,860,755
Merck & Co., Inc.	25,900	1,466,199
Pfizer, Inc.	170,400	5,209,128
		12,602,882
Industrials 11.7%
Aerospace & Defense 2.8%
United Technologies Corp.	64,500	3,995,130
Industrial Conglomerates 5.9%
3M Co.	32,000	3,945,599
General Electric Co.	179,800	4,378,130
		8,323,729
Machinery 3.0%
Deere & Co.	29,600	1,357,160
Illinois Tool Works, Inc.	31,800	2,062,548
Parker-Hannifin Corp.	18,200	839,566
		4,259,274
Information Technology 17.5%
Communications Equipment 2.3%
Cisco Systems, Inc.*	140,300	1,837,930
Nokia Oyj (ADR)	92,600	1,435,300
		3,273,230
Computers & Peripherals 4.4%
Dell Computer Corp.*	69,500	1,858,430
International Business Machines Corp.	31,100	2,410,250
Lexmark International, Inc.*	33,500	2,026,750
		6,295,430
IT Consulting & Services 1.1%
SunGard Data Systems, Inc.*	65,500	1,543,180
Semiconductor Equipment & Products 2.5%
Intel Corp.	67,800	1,055,646
Texas Instruments, Inc.	167,500	2,514,175
		3,569,821
Software 7.2%
Electronic Arts, Inc.*	20,400	1,015,308
Intuit, Inc.*	29,300	1,374,756
Microsoft Corp.*	109,000	5,635,300
Oracle Corp.*	206,700	2,232,360
		10,257,724
Materials 3.0%
Chemicals 1.0%
Dow Chemical Co.	49,000	1,455,300
Paper & Forest Products 2.0%
International Paper Co.	79,000	2,762,630
Telecommunication Services 3.8%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	28,200	1,438,200
SBC Communications, Inc.	44,680	1,211,275
Verizon Communications, Inc.	39,272	1,521,790
		4,171,265
Wireless Telecommunication Services 0.9%
AT&T Wireless Services, Inc.*	212,500	1,200,625
Utilities 1.2%
Electric Utilities
FirstEnergy Corp.	25,400	837,438
FPL Group, Inc.	14,660	881,506
		1,718,944
Total Common Stocks (Cost $152,800,681)		139,324,529

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,756,536)	2,756,536	2,756,536
Total Investment Portfolio - 100.0% (Cost $155,557,217) (a)		142,081,065

* Non-income producing security.
(a) The cost for federal income tax purposes was $157,880,705. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $15,799,640. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,447,907 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,247,547.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $111,614,391 and $108,834,245, respectively.

At December 31, 2002, the Growth and Income Portfolio had a net tax basis capital loss carryforward of approximately $34,898,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($12,650,000) and December 31, 2010 ($22,248,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Growth and Income Portfolio incurred approximately $5,221,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $155,557,217)	$ 142,081,065
Dividends receivable	125,213
Receivable for Portfolio shares sold	43,449
Foreign taxes recoverable	5,774
Other assets	2,525
Total assets	142,258,026
Liabilities
Payable for investments purchased	598,412
Payable for Portfolio shares redeemed	240,014
Accrued management fee	55,284
Other accrued expenses and payables	46,976
Total liabilities	940,686
Net assets, at value	$ 141,317,340
Net Assets
Net assets consist of: Undistributed net investment income	1,465,168
Net unrealized appreciation (depreciation) on investments	(13,476,152)
Accumulated net realized gain (loss)	(42,442,310)
Paid-in capital	195,770,634
Net assets, at value	$ 141,317,340
Class A Net Asset Value, offering and redemption price per share ($134,631,735 / 19,882,920 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.77
Class B Net Asset Value, offering and redemption price per share ($6,685,605 / 990,738 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,933)	$ 2,463,405
Interest	71,774
Total Income	2,535,179
Expenses: Management fee	808,530
Custodian fees	16,594
Accounting fees	69,585
Distribution service fees (Class B)	20,214
Auditing	26,467
Legal	3,604
Trustees' fees and expenses	7,263
Reports to shareholders	29,887
Other	3,597
Total expenses, before expense reductions	985,741
Expense reductions	(43)
Total expenses, after expense reductions	985,698
Net investment income (loss)	1,549,481
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(27,315,158)
Net unrealized appreciation (depreciation) during the period on investments	(20,815,347)
Net gain (loss) on investment transactions	(48,130,505)
Net increase (decrease) in net assets resulting from operations	$ (46,581,024)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 1,549,481	$ 1,733,654
Net realized gain (loss) on investment transactions	(27,315,158)	(14,749,658)
Net unrealized appreciation (depreciation) on investment transactions during the period	(20,815,347)	(10,169,732)
Net increase (decrease) in net assets resulting from operations	(46,581,024)	(23,185,736)
Distributions to shareholders from: Net investment income: Class A	(1,605,814)	(2,100,713)
Class B	(57,174)	(109,015)
Net realized gains: Class A	-	(3,956,573)
Class B	-	(262,846)
Portfolio share transactions: Class A Proceeds from shares sold	49,741,869	72,967,624
Reinvestment of distributions	1,605,814	6,057,286
Cost of shares redeemed	(56,127,144)	(50,740,817)
Net increase (decrease) in net assets from Class A share transactions	(4,779,461)	28,284,093
Class B Proceeds from shares sold	1,117,081	614,981
Reinvestment of distributions	57,174	371,861
Cost of shares redeemed	(2,056,195)	(2,209,623)
Net increase (decrease) in net assets from Class B share transactions	(881,940)	(1,222,781)
Increase (decrease) in net assets	(53,905,413)	(2,553,571)
Net assets at beginning of period	195,222,753	197,776,324
Net assets at end of period (including undistributed net investment income of $1,465,168 and $1,578,675, respectively)	$ 141,317,340	$ 195,222,753
Other Information
Class A Shares outstanding at beginning of period	20,820,420	17,799,855
Shares sold	6,066,477	7,936,186
Shares issued to shareholders in reinvestment of distributions	195,355	629,903
Shares redeemed	(7,199,332)	(5,545,524)
Net increase (decrease) in Portfolio shares	(937,500)	3,020,565
Shares outstanding at end of period	19,882,920	20,820,420
Class B Shares outstanding at beginning of period	1,111,138	1,253,011
Shares sold	148,089	65,482
Shares issued to shareholders in reinvestment of distributions	6,972	38,776
Shares redeemed	(275,461)	(246,131)
Net increase (decrease) in Portfolio shares	(120,400)	(141,873)
Shares outstanding at end of period	990,738	1,111,138

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Growth and Income Portfolio

Class A

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 10.38	$ 10.96	$ 11.25	$ 11.48
Income (loss) from investment operations: Net investment income[a]	.07	.09	.11	.22	.27
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(1.23)	(.33)	.46	.54
Total from investment operations	(2.05)	(1.14)	(.22)	.68	.81
Less distributions from: Net investment income	(.08)	(.12)	(.15)	(.13)	(.25)
Net realized gains on investment transactions	-	(.22)	(.21)	(.84)	(.79)
Total distributions	(.08)	(.34)	(.36)	(.97)	(1.04)
Net asset value, end of period	$ 6.77	$ 8.90	$ 10.38	$ 10.96	$ 11.25
Total Return (%)	(23.13)	(11.30)	(2.10)	5.80	7.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	185	185	200	184
Ratio of expenses before expense reductions (%)	.57	.57[b]	.56	.55	.56
Ratio of expenses after expense reductions (%)	.57	.56[b]	.56	.55	.56
Ratio of net investment income (loss) (%)	.92	.94	1.06	2.01	2.41
Portfolio turnover rate (%)	66	67	65	65	39

Class B

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 10.35	$ 10.93	$ 11.24	$ 11.47
Income (loss) from investment operations: Net investment income[a]	.05	.06	.09	.19	.25
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(1.23)	(.33)	.46	.54
Total from investment operations	(2.07)	(1.17)	(.24)	.65	.79
Less distributions from: Net investment income	(.05)	(.09)	(.13)	(.12)	(.23)
Net realized gains on investment transactions	-	(.22)	(.21)	(.84)	(.79)
Total distributions	(.05)	(.31)	(.34)	(.96)	(1.02)
Net asset value, end of period	$ 6.75	$ 8.87	$ 10.35	$ 10.93	$ 11.24
Total Return (%)	(23.40)	(11.56)	(2.33)	5.48	6.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	13	14	14
Ratio of expenses before expense reductions (%)	.82	.82[b]	.81	.80	.79
Ratio of expenses after expense reductions (%)	.82	.81[b]	.81	.80	.79
Ratio of net investment income (loss) (%)	.67	.69	.81	1.76	2.20
Portfolio turnover rate (%)	66	67	65	65	39

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..56% and .56%, and .81% and .81% for Class A and Class B, respectively.

Management Summary December 31, 2002

Capital Growth Portfolio

In spite of a relatively strong fourth quarter, US equity markets declined for the third year in a row in 2002. Continued earnings warnings from high-profile companies, investor focus on negative corporate and economic news, and the threat of potential conflict in Iraq kept a turnaround at bay through most of the year. And as value stocks completed their third year of outperformance versus growth stocks, large-cap growth portfolios, such as this one, underperformed in the broad-based market decline.

While investment style was the biggest factor in the portfolio's underperformance, longer-term returns lie between those of the S&P 500 and the more growth-oriented Russell 1000 Growth Index, which is a measure of the overall large-cap growth market.

The portfolio's information technology and industrial holdings detracted from performance. Consumer staples holdings added to performance. On a relative basis, the lack of utility stocks in the portfolio also helped performance.

In December, Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid assumed management of the portfolio. The team is realigning the portfolio, using a top-down process that is combined with in-depth company research. When the realignment is complete, the portfolio will be diversified among 70 to 90 high-quality growth stocks across most sectors.

Portfolio Managers: Julie M. Van Cleave Jack A. Zehner Thomas J. Schmid

Growth of an Assumed $10,000 Investment
[] Capital Growth Portfolio - Class A [] S&P 500 Index [] Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged capitalization-
weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Capital Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,082	$5,145	$8,574	$19,644
	Average annual total return	-29.18%	-19.87%	-3.03%	6.98%
S&P 500 Index	Growth of $10,000	$7,790	$6,239	$9,710	$24,434
	Average annual total return	-22.10%	-14.55%	-.59%	9.34%
Russell 1000 Growth Index	Growth of $10,000	$7,212	$4,452	$8,223	$19,131
	Average annual total return	-27.88%	-23.64%	-3.84%	6.70%
Capital Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class B	Growth of $10,000	$7,063	$5,101	$8,458	$9,980
	Average annual total return	-29.37%	-20.10%	-3.29%	-.04%
S&P 500 Index	Growth of $10,000	$7,790	$6,239	$9,710	$11,218
	Average annual total return	-22.10%	-14.55%	-.59%	2.08%
Russell 1000 Growth Index	Growth of $10,000	$7,212	$4,452	$8,223	$9,344
	Average annual total return	-27.88%	-23.64%	-3.84%	-1.23%

* The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Capital Growth Portfolio

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 18.4%
Automobiles 1.5%
Harley-Davidson, Inc.	185,400	8,565,480
Hotel Restaurants & Leisure 1.0%
International Game Technology*	74,300	5,640,856
Household Durables 1.0%
Newell Rubbermaid, Inc.	181,600	5,507,928
Media 5.6%
AOL Time Warner, Inc.*	446,500	5,849,150
Comcast Corp. "A"*	251,100	5,672,349
McGraw-Hill, Inc.	97,900	5,917,076
Omnicom Group, Inc.	114,700	7,409,620
Viacom, Inc. "B"*	165,400	6,741,704
		31,589,899
Multiline Retail 5.9%
Kohl's Corp.*	122,000	6,825,900
Target Corp.	359,700	10,791,000
Wal-Mart Stores, Inc.	301,400	15,223,714
		32,840,614
Specialty Retail 3.4%
Home Depot, Inc.	437,150	10,474,114
Staples, Inc.*	239,600	4,384,680
TJX Companies, Inc.	210,900	4,116,768
		18,975,562
Consumer Staples 8.6%
Beverages 3.1%
Coca-Cola Co.	128,700	5,639,634
PepsiCo, Inc.	275,700	11,640,054
		17,279,688
Food & Drug Retailing 1.0%
Walgreen Co.	198,300	5,788,377
Household Products 4.5%
Colgate-Palmolive Co.	268,400	14,072,212
Procter & Gamble Co.	130,600	11,223,764
		25,295,976
Energy 8.7%
Energy Equipment & Services 4.5%
Baker Hughes, Inc.	88,300	2,842,377
Nabors Industries Ltd.*	320,000	11,286,400
Noble Corp.*	80,700	2,836,605
Schlumberger Ltd.	197,700	8,321,193
		25,286,575
Oil & Gas 4.2%
Anadarko Petroleum Corp.	214,800	10,288,920
ConocoPhillips	116,300	5,627,757
EOG Resources, Inc.	195,700	7,812,344
		23,729,021
Financials 11.6%
Banks 1.3%
Bank of America Corp.	104,700	7,283,979
Diversified Financials 7.2%
American Express Co.	254,500	8,996,575
Citigroup, Inc.	277,733	9,773,424
Fannie Mae	169,700	10,916,801
Morgan Stanley	139,500	5,568,840
State Street Corp.	142,700	5,565,300
		40,820,940
Insurance 3.1%
American International Group, Inc.	184,502	10,673,441
Marsh & McLennan Companies, Inc.	142,100	6,566,441
		17,239,882
Health Care 21.1%
Biotechnology 1.9%
Genentech, Inc.*	191,000	6,333,560
Gilead Sciences, Inc.*	123,900	4,212,600
		10,546,160
Health Care Equipment & Supplies 4.0%
Baxter International, Inc.	208,900	5,849,200
Medtronic, Inc.	245,100	11,176,560
Zimmer Holdings, Inc.*	139,390	5,787,473
		22,813,233
Health Care Providers & Services 2.1%
Laboratory Corp. of America Holdings*	277,500	6,449,100
UnitedHealth Group, Inc.	61,800	5,160,300
		11,609,400
Pharmaceuticals 13.1%
Abbott Laboratories	311,200	12,448,000
Eli Lilly & Co.	188,500	11,969,750
Johnson & Johnson	362,500	19,469,875
Merck & Co., Inc.	120,200	6,804,522
Pfizer, Inc.	745,875	22,801,399
		73,493,546
Industrials 7.5%
Aerospace & Defense 1.8%
United Technologies Corp.	166,900	10,337,786
Air Freight & Logistics 0.5%
FedEx Corp.	54,200	2,938,724
Commercial Services & Supplies 1.5%
Concord EFS, Inc.*	144,300	2,271,282
Fiserv, Inc.*	173,400	5,886,930
		8,158,212
Industrial Conglomerates 3.7%
3M Co.	35,600	4,389,480
General Electric Co.	670,300	16,321,805
		20,711,285
Information Technology 18.9%
Communications Equipment 1.9%
Cisco Systems, Inc.*	822,500	10,774,750
Computers & Peripherals 3.8%
EMC Corp.*	619,500	3,803,730
International Business Machines Corp.	228,300	17,693,250
		21,496,980
Semiconductor Equipment & Products 6.2%
Applied Materials, Inc.*	648,500	8,449,955
Intel Corp.	941,700	14,662,269
Linear Technology Corp.	212,500	5,465,500
Texas Instruments, Inc.	419,300	6,293,693
		34,871,417
Software 7.0%
Acclaim Entertainment, Inc.*	10,284	-
Electronic Arts, Inc.*	76,000	3,782,520
Microsoft Corp.*	483,300	24,986,610
Oracle Corp.*	539,300	5,824,440
PeopleSoft, Inc.*	154,000	2,818,200
VERITAS Software Corp.*	107,700	1,682,274
		39,094,044
Materials 0.8%
Chemicals
Ecolab, Inc.	90,700	4,489,650
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	179,600	6,959,500
Wireless Telecommunication Services 0.7%
AT&T Wireless Services, Inc.*	681,300	3,849,345
Total Common Stocks (Cost $652,191,236)		547,988,809

Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $13,840,611)	13,840,611	13,840,611
Total Investment Portfolio - 100.0% (Cost $666,031,847) (a)		561,829,420

* Non-income producing security.
(a) The cost for federal income tax purposes was $666,973,333. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $105,143,913. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,357,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $139,501,880.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $172,365,990 and $205,143,914, respectively.

At December 31, 2002 the Capital Growth Portfolio had a net tax basis capital loss carryforward of approximately $139,068,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($18,038,000) and December 31,2010 ($121,030,000), the respective expiration dates, whichever occurs first.

From November 1, 2002 through December 31, 2002, the Capital Growth Portfolio incurred approximately $51,516,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Capital Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $666,031,847)	$ 561,829,420
Dividends receivable	513,044
Receivable for Portfolio shares sold	99,425
Other assets	4,320
Total assets	562,446,209
Liabilities
Payable for investments purchased	3,116,123
Payable for Portfolio shares redeemed	279,379
Accrued management fee	227,835
Other accrued expenses and payables	57,896
Total liabilities	3,681,233
Net assets, at value	$ 558,764,976
Net Assets
Net assets consist of: Undistributed net investment income	2,456,756
Net unrealized appreciation (depreciation) on investments	(104,202,427)
Accumulated net realized gain (loss)	(191,525,060)
Paid-in capital	852,035,707
Net assets, at value	$ 558,764,976
Class A Net Asset Value, offering and redemption price per share ($557,872,906 / 48,337,865 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.54
Class B Net Asset Value, offering and redemption price per share ($892,070 / 77,608 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends	$ 5,868,405
Interest	321,461
Total Income	6,189,866
Expenses: Management fee	3,274,898
Custodian fees	34,227
Accounting fees	116,650
Distribution fees (Class B)	1,484
Auditing	26,772
Legal	19,087
Trustees' fees and expenses	20,337
Reports to shareholders	32,474
Other	36,433
Total expenses, before expense reductions	3,562,362
Expense reductions	(33)
Total expenses, after expense reductions	3,562,329
Net investment income (loss)	2,627,537
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(158,812,793)
Net unrealized appreciation (depreciation) during the period on investments	(93,657,671)
Net gain (loss) on investment transactions	(252,470,464)
Net increase (decrease) in net assets resulting from operations	$ (249,842,927)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 2,627,537	$ 2,444,330
Net realized gain (loss) on investment transactions	(158,812,793)	(31,976,606)
Net unrealized appreciation (depreciation) on investment transactions during the period	(93,657,671)	(187,067,213)
Net increase (decrease) in net assets resulting from operations	(249,842,927)	(216,599,489)
Distributions to shareholders from: Net investment income: Class A	(2,359,009)	(3,672,763)
Class B	(321)	(1,237)
Net realized gains: Class A	-	(116,304,156)
Class B	-	(113,211)
Portfolio share transactions: Class A Proceeds from shares sold	157,255,646	227,496,956
Reinvestment of distributions	2,359,009	119,976,919
Cost of shares redeemed	(215,777,844)	(271,501,874)
Net increase (decrease) in net assets from Class A share transactions	(56,163,189)	75,972,001
Class B Proceeds from shares sold	524,737	89,688
Reinvestment of distributions	321	114,448
Cost of shares redeemed	(117,694)	(319,464)
Net increase (decrease) in net assets from Class B share transactions	407,364	(115,328)
Increase (decrease) in net assets	(307,958,082)	(260,834,183)
Net assets at beginning of period	866,723,058	1,127,557,241
Net assets at end of period (including undistributed net investment income of $2,456,756 and $2,188,549, respectively)	$ 558,764,976	$ 866,723,058
Other Information
Class A Shares outstanding at beginning of period	52,934,260	48,831,124
Shares sold	11,277,302	12,656,460
Shares issued to shareholders in reinvestment of distributions	160,695	6,460,793
Shares redeemed	(16,034,392)	(15,014,117)
Net increase (decrease) in Portfolio shares	(4,596,395)	4,103,136
Shares outstanding at end of period	48,337,865	52,934,260
Class B Shares outstanding at beginning of period	43,484	50,385
Shares sold	43,275	4,946
Shares issued to shareholders in reinvestment of distributions	22	6,170
Shares redeemed	(9,173)	(18,017)
Net increase (decrease) in Portfolio shares	34,124	(6,901)
Shares outstanding at end of period	77,608	43,484

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Capital Growth Portfolio

Class A

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 16.36	$ 23.07	$ 29.13	$ 23.95	$ 20.63
Income (loss) from investment operations: Net investment income[a]	.05	.05	.08	.10	.16
Net realized and unrealized gain (loss) on investment transactions	(4.82)	(4.21)	(2.63)	7.64	4.46
Total from investment operations	(4.77)	(4.16)	(2.55)	7.74	4.62
Less distributions from: Net investment income	(.05)	(.08)	(.07)	(.07)	(.17)
Net realized gains on investment transactions	-	(2.47)	(3.44)	(2.49)	(1.13)
Total distributions	(.05)	(2.55)	(3.51)	(2.56)	(1.30)
Net asset value, end of period	$ 11.54	$ 16.36	$ 23.07	$ 29.13	$ 23.95
Total Return (%)	(29.18)	(19.36)	(9.90)	35.23	23.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	558	866	1,126	1,254	901
Ratio of expenses before expense reductions (%)	.51	.52[b]	.49	.49	.50
Ratio of expenses after expense reductions (%)	.51	.50[b]	.49	.49	.50
Ratio of net investment income (loss) (%)	.38	.27	.30	.43	.75
Portfolio turnover rate (%)	25	33	55	66	55

Class B

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 16.29	$ 23.00	$ 29.05	$ 23.92	$ 20.61
Income (loss) from investment operations: Net investment income[a]	.02	.00*	.01	.04	.11
Net realized and unrealized gain (loss) on investment transactions	(4.81)	(4.21)	(2.62)	7.62	4.45
Total from investment operations	(4.79)	(4.21)	(2.61)	7.66	4.56
Less distributions from: Net investment income	(.01)	(.03)	-	(.04)	(.12)
Net realized gains on investment transactions	-	(2.47)	(3.44)	(2.49)	(1.13)
Total distributions	(.01)	(2.50)	(3.44)	(2.53)	(1.25)
Net asset value, end of period	$ 11.49	$ 16.29	$ 23.00	$ 29.05	$ 23.92
Total Return (%)	(29.37)	(19.64)	(10.13)	34.88	22.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.89	.71	1.16	1.28	.83
Ratio of expenses before expense reductions (%)	.76	.77[b]	.74	.74	.75
Ratio of expenses after expense reductions (%)	.76	.75[b]	.74	.74	.75
Ratio of net investment income (loss) (%)	.13	.02	.05	.18	.49
Portfolio turnover rate (%)	25	33	55	66	55

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and ..50%, and .75% and .75% for Class A and Class B, respectively.
* Less than $.005 per share

Investment Portfolio as of December 31, 2002

21st Century Growth Portfolio

	Shares	Value ($)

Common Stocks 89.0%
Consumer Discretionary 17.9%
Hotel Restaurants & Leisure 4.9%
Alliance Gaming Corp.*	11,900	202,657
California Pizza Kitchen, Inc.*	24,400	614,880
Landry's Seafood Restaurants, Inc.	18,900	401,436
Shuffle Master, Inc.*	21,300	407,043
		1,626,016
Internet & Catalog Retailing 1.0%
Alloy, Inc.*	31,500	344,925
Media 2.0%
Radio One, Inc. "D"*	45,300	653,679
Specialty Retail 7.9%
Advance Auto Parts, Inc.*	8,400	410,760
Copart, Inc.*	83,600	989,824
Hancock Fabrics, Inc.	22,300	340,075
Too, Inc.*	38,900	914,928
		2,655,587
Textiles, Apparel & Luxury Goods 2.1%
Brown Shoe Co., Inc.	14,900	355,067
Gildan Activewear, Inc.*	14,800	346,468
		701,535
Consumer Staples 3.4%
Beverages 1.1%
Constellation Brands, Inc. "A"*	15,100	358,021
Food & Drug Retailing 2.1%
Performance Food Group Co.*	10,400	353,174
United Natural Foods, Inc.*	14,000	354,900
		708,074
Food Products 0.2%
Peets Coffee & Tea, Inc.*	4,400	62,172
Energy 7.5%
Energy Equipment & Services 2.5%
FMC Technologies, Inc.*	13,700	279,891
Unit Corp.*	29,800	552,790
		832,681
Oil & Gas 5.0%
Pioneer Natural Resources Co.*	39,800	1,004,950
Spinnaker Exploration Co.*	15,500	341,775
Westport Resources Corp.*	16,500	343,200
		1,689,925
Financials 8.7%
Banks 4.7%
First Niagara Financial Group, Inc.*	11,600	302,992
Texas Regional Bancshares, Inc. "A"	4,700	167,043
UCBH Holdings, Inc.	26,200	1,112,190
		1,582,225
Diversified Financials 0.1%
Chicago Mercantile Exchange	700	30,562
Insurance 3.9%
Philadelphia Consolidated Holding Corp.*	19,700	697,380
Platinum Underwriters Holdings Ltd.*	4,400	115,940
Triad Guaranty, Inc.*	12,800	471,808
		1,285,128
Health Care 22.6%
Biotechnology 8.3%
Alexion Pharmaceuticals, Inc.*	16,900	238,628
Celgene Corp.*	21,400	459,458
Charles River Laboratories International, Inc.*	35,200	1,354,496
Genta, Inc.*	82,900	637,501
NeoPharm, Inc.*	10,100	102,414
		2,792,497
Health Care Equipment & Supplies 5.9%
American Medical Systems Holdings, Inc.*	25,200	408,492
Cytyc Corp.*	34,900	355,980
Integra LifeSciences Holdings Corp.*	16,900	298,285
Kyphon, Inc.*	29,500	251,930
SurModics, Inc.*	23,400	671,112
		1,985,799
Health Care Providers & Services 6.6%
Accredo Health, Inc.*	25,950	914,736
Apria Healthcare Group, Inc.*	17,600	391,424
CryoLife, Inc.*	37,800	258,174
Omnicell, Inc.*	1,500	3,975
Province Healthcare Co.*	36,650	356,605
Unilab Corp.*	15,000	274,500
		2,199,414
Pharmaceuticals 1.8%
NPS Pharmaceuticals, Inc.*	23,900	601,563
Industrials 11.9%
Aerospace & Defense 1.1%
Invision Technologies, Inc.*	14,100	371,676
Airlines 2.2%
JetBlue Airways Corp.*	10,050	271,350
SkyWest, Inc.	36,100	471,827
		743,177
Building Products 2.3%
Simpson Manufacturing Co., Inc.*	23,300	766,570
Commercial Services & Supplies 3.2%
Career Education Corp.*	8,900	356,000
CoStar Group, Inc.*	38,500	710,325
		1,066,325
Construction & Engineering 1.0%
Insituform Technologies, Inc.*	20,500	349,525
Road & Rail 2.1%
Heartland Express, Inc.	30,264	693,379
Information Technology 16.7%
Communications Equipment 6.5%
Adaptec, Inc.*	84,000	474,600
Harris Corp.	16,300	428,690
NetScreen Technologies, Inc.*	18,700	314,908
UTStarcom, Inc.*	47,800	947,874
		2,166,072
Electronic Equipment & Instruments 1.1%
Identix, Inc.*	70,421	362,668
Internet Software & Services 1.8%
WebEx Communications, Inc.*	41,300	619,500
Semiconductor Equipment & Products 2.0%
ATMI, Inc.*	18,800	348,176
Cree, Inc.*	19,600	320,460
		668,636
Software 5.3%
Epiq Systems, Inc.*	34,700	529,869
NetIQ Corp.*	25,400	313,690
SkillSoft PLC (ADR)*	74,300	204,325
Take-Two Interactive Software, Inc.*	13,000	305,370
THQ, Inc.*	26,950	357,088
Witness Systems, Inc.*	17,500	60,200
		1,770,542
Telecommunication Services 0.3%
Wireless Telecommunication Services
Triton PCS Holdings, Inc. "A"*	26,300	103,359
Total Common Stocks (Cost $33,854,687)		29,791,232

Cash Equivalents 11.0%
Scudder Cash Management QP Trust, 1.4%% (b) (Cost $3,675,116)	3,675,116	3,675,116
Total Investment Portfolio - 100.0% (Cost $37,529,803) (a)		33,466,348

* Non-income producing security.
(a) The cost for federal income tax purposes was $37,660,089. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $4,193,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,824,048 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,017,789.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $35,614,433 and $26,227,937, respectively.

At December 31, 2002, the 21st Century Growth Portfolio had a net tax basis capital loss carryforward of approximately $22,643,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($1,217,000), December 31, 2009 ($12,192,000) and December 31, 2010 ($9,234,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $5,288,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

21st Century Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $37,529,803)	$ 33,466,348
Receivable for investments sold	384,411
Dividends receivable	4,325
Receivable for Portfolio shares sold	7,877
Other assets	542
Total assets	33,863,503
Liabilities
Payable for investments purchased	98,204
Payable for Portfolio shares redeemed	25,816
Accrued management fee	25,694
Other accrued expenses and payables	41,298
Total liabilities	191,012
Net assets, at value	$ 33,672,491
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investment securities	(4,063,455)
Accumulated net realized gain (loss)	(28,062,190)
Paid-in capital	65,798,136
Net assets, at value	$ 33,672,491
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($33,512,045 / 9,153,467 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 3.66
Class B Net Asset Value, offering and redemption price per share ($160,446 / 44,351 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 3.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $543)	$ 32,270
Interest	58,182
Total Income	90,452
Expenses: Management fee	343,247
Custodian fees	9,781
Accounting fees	42,245
Distribution service fees (Class B)	30
Auditing	12,833
Legal	2,461
Trustees' fees and expenses	4,066
Reports to shareholders	17,126
Registration fees	963
Other	1,707
Total expenses, before expense reductions	434,459
Expense reductions	(112)
Total expenses, after expense reductions	434,347
Net investment income (loss)	(343,895)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(13,981,457)
Net unrealized appreciation (depreciation) during the period on investments	(7,611,269)
Net gain (loss) on investment transactions	(21,592,726)
Net increase (decrease) in net assets resulting from operations	$ (21,936,621)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (343,895)	$ (199,240)
Net realized gain (loss) on investment transactions	(13,981,457)	(10,622,752)
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,611,269)	3,751,550
Net increase (decrease) in net assets resulting from operations	(21,936,621)	(7,070,442)
Portfolio share transactions: Class A Proceeds from shares sold	21,627,664	49,939,921
Cost of shares redeemed	(10,758,573)	(24,704,439)
Net increase (decrease) in net assets from Class A share transactions	10,869,091	25,235,482
Class B Proceeds from shares sold	171,863	-
Cost of shares redeemed	(6,118)	-
Net increase (decrease) in net assets from Class B share transactions	165,745	-
Increase (decrease) in net assets	(10,901,785)	18,165,040
Net assets at beginning of period	44,574,276	26,409,236
Net assets at end of period	$ 33,672,491	$ 44,574,276
Other Information
Class A Shares outstanding at beginning of period	7,152,255	3,253,589
Shares sold	4,412,802	7,656,411
Shares redeemed	(2,411,590)	(3,757,745)
Net increase (decrease) in Portfolio shares	2,001,212	3,898,666
Shares outstanding at end of period	9,153,467	7,152,255
Class B Shares outstanding at beginning of period	101	101
Shares sold	45,909	-
Shares redeemed	(1,659)	-
Net increase (decrease) in Portfolio shares	44,250	-
Shares outstanding at end of period	44,351	101

The accompanying notes are an integral part of the financial statements.

Financial Highlights

21st Century Growth Portfolio

Class A

Years Ended December 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.23	$ 8.12	$ 10.55	$ 6.00[b]
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.04)	(.11)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.53)	(1.85)	(2.20)	4.59
Total from investment operations	(2.57)	(1.89)	(2.31)	4.55
Less distributions from: Net realized gains on investment transactions	-	-	(.12)	-
Net asset value, end of period	$ 3.66	$ 6.23	$ 8.12	$ 10.55
Total Return (%)	(41.25)	(23.28)[d]	(22.39)[d]	75.83d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	45	26	15
Ratio of expenses before expense reductions (%)	1.11	1.17[e]	1.35	2.90*
Ratio of expenses after expense reductions (%)	1.11	1.15[e]	1.29	1.50*
Ratio of net investment income (loss) (%)	(.88)	(.64)	(1.06)	(.95)*
Portfolio turnover rate (%)	72	103	109	61

Class B

Years Ended December 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.15	$ 8.04	$ 10.51	$ 6.00[b]
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.06)	(.13)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(2.48)	(1.83)	(2.22)	4.57
Total from investment operations	(2.53)	(1.89)	(2.35)	4.51
Less distributions from: Net realized gains on investment transactions	-	-	(.12)	-
Net asset value, end of period	$ 3.62	$ 6.15	$ 8.04	$ 10.51
Total Return (%)	(41.14)	(23.51)[d]	(22.79)[d]	75.17d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.16	-***	-***	-***
Ratio of expenses before expense reductions (%)	1.36	1.42[e]	1.60	3.15*
Ratio of expenses after expense reductions (%)	1.36	1.40[e]	1.54	1.75*
Ratio of net investment income (loss) (%)	(1.13)	(.89)	(1.31)	(1.20)*
Portfolio turnover rate (%)	72	103	109	61

a For the period May 3, 1999 (commencement of operations) to December 31, 1999.
b Original capital.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15%, and 1.41% and 1.40% for Class A and Class B, respectively.
* Annualized
** Not annualized
*** Net assets less than one million

Management Summary December 31, 2002

21st Century Growth Portfolio

Stock-selection setbacks, particularly in health care and information technology, led to weak results in the fourth quarter. American Medical Holdings, one of the portfolio's largest holdings, was a significant detractor from overall portfolio performance for the quarterly period. Additionally, even though the market exhibited renewed strength in technology stocks during the quarter, several of the fund's holdings in this sector hurt performance, as did select industrials positions. Some stocks with more defensive qualities such as consumer discretionary and utility holdings marginally offset some of the damage.

Small-cap stocks rallied in October and November, but then sputtered in December as the US economic recovery limped along, consumer confidence fell and the threat of potential conflict in Iraq increased. In addition, investors remained skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries. The new portfolio management team that took the helm in November has been carefully reviewing the portfolio and the portfolio's investment discipline. The team is positioning the portfolio to focus on those companies that are well positioned to grow over the next three to five years regardless of the overall economy.

Audrey M.T. Jones Samuel A. Dedio Doris R. Klug
Co-Managers

Growth of an Assumed $10,000 Investment
[] 21st Century Growth Portfolio - Class A [] Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semiannual periods ended December 31

Comparative Results
21st Century Growth Portfolio*		1-Year	3-Year	Life of Portfolio
Class A	Growth of $10,000	$5,875	$3,498	$6,180
	Average annual total return	-41.25%	-29.54%	-12.31%
Class B	Growth of $10,000	$5,886	$3,476	$6,113
	Average annual total return	-41.14%	-29.69%	-12.57%
Russell 2000 Growth Index	Growth of $10,000	$6,974	$4,910	$6,567
	Average annual total return	-30.26%	-21.11%	-10.84%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin April 30,1999.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the 3-year and Life of Portfolio periods for Class A and B shares would have been lower if the Portfolio's expenses were not maintained.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Management Summary December 31, 2002

Global Discovery Portfolio

Global equities fell in 2002 for the third consecutive year. There was no news from Europe or Japan to suggest that the burden of driving the global economy would be shared with the United States. On the contrary, as Japan edged tantalizingly closer to dealing with the problems within its financial system and as authorities attempted to talk down the yen, we were again reminded that so much depends on the United States and on the US dollar, which reached a three-year low against the euro over the past year.

Scudder Global Discovery Portfolio Class A shares fell 19.89 percent for the annual period. The portfolio's under- performance continues to stem primarily from its growth bias. While value stocks took more of a back seat during the second half of the year, for the overall period, global markets were tilted toward value. Several technology-related holdings detracted from performance. Semiconductor chip-maker ARM Holdings, for example, took a hit in the fourth quarter due to a lack of license renewals, which hurt overall performance for the year. Likewise, Symbol Technologies, a developer of bar-code scanners, fell hard enough early on in the year to hurt performance for the entire annual period. Select industrials and consumer discretionary holdings were also detractors. On the other hand, financials, particularly Irish financials, helped to offset some of the damage. On a positive note, as markets have grown more hospitable toward our investment style, the portfolio has outpaced the benchmark more recently.

Joseph Axtell Gerald J. Moran
Co-Managers

Growth of an Assumed $10,000 Investment
[] Global Discovery Portfolio - Class A* [] Salomon Smith Barney World Equity EMI

The Salomon Smith Barney World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Global Discovery Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$8,011	$5,722	$11,052	$13,104
	Average annual total return	-19.89%	-16.98%	2.02%	4.14%
Salomon Smith Barney World Equity EMI	Growth of $10,000	$8,750	$7,971	$10,329	$11,416
	Average annual total return	-12.50%	-7.28%	.65%	2.00%
Global Discovery Portfolio		1-Year	3-Year	5-Year	Life of Portfolio**
Class B	Growth of $10,000	$7,993	$5,673	$10,917	$12,449
	Average annual total return	-20.07%	-17.22%	1.77%	3.94%
Salomon Smith Barney World Equity EMI	Growth of $10,000	$8,750	$7,971	$10,329	$11,564
	Average annual total return	-12.50%	-7.28%	.65%	2.59%

* The Portfolio commenced operations on May 1,1996. Index comparisons begin April 30, 1996.
** The Portfolio commenced selling Class B shares on May 2, 1997. Index comparisons begin April 30, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for 5-year and Life of Portfolio periods for Class A and B shares would have been lower if the Portfolio's expenses were not maintained.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Global Discovery Portfolio

	Shares	Value ($)

Common Stocks 95.3%
Australia 1.9%
Aristocrat Leisure Ltd.	293,056	769,070
Macquarie Bank Ltd.	79,411	1,050,901
QBE Insurance Group Ltd.	117,844	538,561
		2,358,532
Brazil 0.3%
Empresa Brasiliera de Aeronautica SA (ADR)	28,718	456,616
Denmark 0.9%
Group 4 Falck AS*	53,400	1,128,844
France 6.9%
Autoroutes du Sud de la France*	98,986	2,393,401
Galeries Lafayette SA	13,991	1,689,252
JC Decaux SA*	119,049	1,437,379
Vinci SA	54,868	3,093,436
		8,613,468
Germany 6.7%
Deutsche Boerse AG	108,354	4,322,911
Fresenius Medical Care AG	85,180	3,577,218
Stada Arzneimittel AG*	12,281	491,254
		8,391,383
Greece 1.6%
Greek Organization of Football Prognostics*	64,100	675,678
Hellenic Bottling Co. SA	96,500	1,339,388
		2,015,066
Hong Kong 2.0%
Legend Group Ltd.	2,913,000	971,187
Li & Fung Ltd.	1,594,000	1,512,547
		2,483,734
Ireland 10.0%
Anglo Irish Bank Corp., PLC	978,708	6,966,756
Irish Continental Group PLC	64,260	480,362
Irish Life & Permanent PLC	207,901	2,248,234
Jurys Doyle Hotel Group PLC	227,250	1,717,846
Ryanair Holdings PLC*	173,100	1,208,555
		12,621,753
Japan 5.4%
AEON Credit Service Co., Ltd.	27,000	980,040
JAFCO Co., Ltd.	21,200	915,917
Nidec Corp.	36,000	2,243,557
Olympus Optical Co., Ltd.	163,000	2,654,893
		6,794,407
Netherlands 2.1%
IHC Caland NV	33,400	1,763,852
Vedior NV	151,615	865,942
		2,629,794
Russia 0.9%
Mobile Telesystems (ADR)	31,300	1,162,482
Spain 0.8%
Amadeus Global Travel Distribution SA "A"	242,100	998,930
Sweden 1.0%
Eniro AB	193,900	1,229,550
Switzerland 0.5%
Converium Holding AG*	13,260	643,084
United Kingdom 9.4%
Aegis Group PLC	1,175,335	1,481,821
ARM Holdings PLC*	726,578	561,918
Capita Group PLC*	680,187	2,712,397
De La Rue PLC	141,406	664,135
Matalan PLC	477,607	1,615,994
Misys PLC	286,494	812,415
PizzaExpress PLC	73,262	394,253
Taylor Nelson Sofres PLC	565,222	1,384,243
Viridian Group PLC	176,590	1,416,920
Wood Group (John) PLC*	291,992	756,261
		11,800,357
United States 44.9%
Accredo Health, Inc.*	17,600	620,400
Advance Auto Parts, Inc.*	12,000	586,800
Affiliated Computer Services, Inc. "A"*	31,700	1,669,005
Alexion Pharmaceuticals, Inc.*	10,400	146,848
Alkermes, Inc.*	58,800	368,676
Alliance Gaming Corp.*	37,200	633,516
Arthur J. Gallagher & Co.	49,800	1,463,124
BJ's Wholesale Club, Inc.*	61,200	1,119,960
Brinker International, Inc.*	104,500	3,370,125
Caremark Rx, Inc.*	155,500	2,526,875
Celgene Corp.*	40,600	871,682
Cephalon, Inc.	11,500	559,682
Copart, Inc.*	151,700	1,796,128
Diamond Offshore Drilling, Inc.	41,200	900,220
Diebold, Inc.	39,000	1,607,580
Documentum, Inc.*	72,200	1,130,652
Energy East Corp.	111,000	2,451,990
EOG Resources, Inc.	52,200	2,083,824
Fiserv, Inc.*	101,200	3,435,740
Garmin Ltd.*	33,300	975,690
Invitrogen Corp.*	37,800	1,182,762
JetBlue Airways Corp.*	59,850	1,615,950
Laboratory Corp. of America Holdings*	105,400	2,449,496
Lam Research Corp.*	44,900	484,920
Legg Mason, Inc.	114,800	5,572,392
Mercury Interactive Corp.*	48,300	1,432,095
NPS Pharmaceuticals, Inc.*	31,300	787,821
Pharmaceutical Resources, Inc*	42,600	1,269,480
Province Healthcare Co.*	78,150	760,400
Radio One, Inc. "D"*	33,800	487,734
Spinnaker Exploration Co.*	28,400	626,220
St. Jude Medical, Inc.	89,300	3,546,996
Symbol Technologies, Inc.	270,693	2,225,096
THQ, Inc.*	92,500	1,225,625
Tiffany & Co.	24,000	573,840
Waters Corp.*	63,400	1,380,852
Zions Bancorp.	63,000	2,478,987
		56,419,183
Total Common Stocks (Cost $136,605,610)		119,747,183

Preferred Stocks 1.1%
Brazil
Aracruz Celulose SA (ADR) (Cost $1,442,825)	77,000	1,429,122

	Principal Amount	Value ($)

Convertible Bonds 0.5%
United States
Cephalon, Inc., 5.25%, 5/1/2006 (Cost $581,000)	581,000	571,589

	Shares	Value ($)

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $3,928,745)	3,928,745	3,928,745
Total Investment Portfolio - 100.0% (Cost $142,558,180) (a)		125,676,639

At December 31, 2002, the Global Discovery Portfolio had the following industry diversification:
Industry	Percent
Financials	21.6%
Consumer Discretionary	18.6%
Health Care	17.4%
Industrials	15.2%
Information Technology	12.5%
Energy	4.9%
Utilities	3.1%
Materials	1.1%
Consumer Staples	1.1%
Communication Services	0.9%
Total Common and Preferred Stocks	96.4%
Convertible Bonds	0.5%
Cash Equivalents	3.1%
Total Investment Portfolio	100.0%

* Non-income producing security.
(a) The cost for federal income tax purposes was $143,348,103. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $17,671,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,906,029 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,577,493.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $65,110,685 and $68,865,441 respectively.

At December 31, 2002, the Global Discovery Portfolio had a net tax basis capital loss carryforward of approximately $50,485,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($24,864,000) and December 31, 2010 ($25,621,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Global Discovery Portfolio incurred approximately $1,491,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Global Discovery Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $142,558,180)	$ 125,676,639
Dividends receivable	105,954
Interest receivable	5,076
Receivable for Portfolio shares sold	31,285
Foreign taxes recoverable	68,832
Other assets	2,215
Total assets	125,890,001
Liabilities
Payable for investments purchased	91,853
Payable for Portfolio shares redeemed	176,519
Accrued management fee	131,206
Other accrued expenses and payables	72,734
Total liabilities	472,312
Net assets, at value	$ 125,417,689
Net Assets
Net assets consist of: Undistributed net investment income	122,354
Net unrealized appreciation (depreciation) on: Investments	(16,881,541)
Foreign currency related transactions	11,284
Accumulated net realized gain (loss)	(52,765,128)
Paid-in capital	194,930,720
Net assets, at value	$ 125,417,689
Class A Net Asset Value, offering and redemption price per share ($120,967,691 / 17,358,587 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.97
Class B Net Asset Value, offering and redemption price per share ($4,449,998 / 645,610 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $55,005)	$ 1,512,306
Interest	161,686
Total Income	1,673,992
Expenses: Management fee	1,401,011
Custodian fees	78,220
Accounting fees	142,659
Distribution service fees (Class B)	13,767
Auditing	27,833
Legal	5,328
Trustees' fees and expenses	8,578
Reports to shareholders	40,920
Other	8,548
Total expenses	1,726,864
Net investment income (loss)	(52,872)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(23,192,071)
Foreign currency related transactions	480,404
(22,711,667)
Net unrealized appreciation (depreciation) during the period on: Investments	(9,298,474)
Foreign currency related transactions	(291,019)
(9,589,493)
Net gain (loss) on investment transactions	(32,301,160)
Net increase (decrease) in net assets resulting from operations	$ (32,354,032)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (52,872)	$ (21,635)
Net realized gain (loss) on investment transactions	(22,711,667)	(27,919,561)
Net unrealized appreciation (depreciation) on investment transactions during the period	(9,589,493)	(15,489,636)
Net increase (decrease) in net assets resulting from operations	(32,354,032)	(43,430,832)
Distributions to shareholders from: Net realized gains: Class A	-	(2,677,843)
Class B	-	(162,230)
Portfolio share transactions: Class A Proceeds from shares sold	66,936,815	161,605,840
Reinvestment of distributions	-	2,677,843
Cost of shares redeemed	(65,055,875)	(129,432,610)
Net increase (decrease) in net assets from Class A share transactions	1,880,940	34,851,073
Class B Proceeds from shares sold	616,165	1,138,358
Reinvestment of distributions	-	162,230
Cost of shares redeemed	(1,766,874)	(2,492,123)
Net increase (decrease) in net assets from Class B share transactions	(1,150,709)	(1,191,535)
Increase (decrease) in net assets	(31,623,801)	(12,611,367)
Net assets at beginning of period	157,041,490	169,652,857
Net assets at end of period (including undistributed net investment income of $122,354 at December 31, 2002)	$ 125,417,689	$ 157,041,490
Other Information
Class A Shares outstanding at beginning of period	17,267,802	13,514,198
Shares sold	8,265,963	17,691,979
Shares issued to shareholders in reinvestment of distributions	-	265,396
Shares redeemed	(8,175,178)	(14,203,771)
Net increase (decrease) in Portfolio shares	90,785	3,753,604
Shares outstanding at end of period	17,358,587	17,267,802
Class B Shares outstanding at beginning of period	795,058	921,916
Shares sold	84,878	125,458
Shares issued to shareholders in reinvestment of distributions	-	16,191
Shares redeemed	(234,326)	(268,507)
Net increase (decrease) in Portfolio shares	(149,448)	(126,858)
Shares outstanding at end of period	645,610	795,058

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Global Discovery Portfolio

Class A

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.70	$ 11.76	$ 13.18	$ 8.04	$ 7.08
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	(.00)*	(.03)	(.06)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	(2.87)	(.62)	5.30	1.18
Total from investment operations	(1.73)	(2.87)	(.65)	5.24	1.15
Less distributions from: Net investment income	-	-	(.11)	-	(.12)
Net realized gains on investment transactions	-	(.19)	(.66)	(.10)	(.07)
Total distributions	-	(.19)	(.77)	(.10)	(.19)
Net asset value, end of period	$ 6.97	$ 8.70	$ 11.76	$ 13.18	$ 8.04
Total Return (%)	(19.89)	(24.59)	(5.29)	65.88	16.44[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	150	159	71	25
Ratio of expenses before expense reductions (%)	1.19	1.23[c]	1.28	1.63	1.79
Ratio of expenses after expense reductions (%)	1.19	1.22[c]	1.28	1.63	1.72
Ratio of net investment income (loss) (%)	(.03)	.00[d]	(.25)	(.66)	(.40)
Portfolio turnover rate (%)	47	56	66	70	54

Class B

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 11.69	$ 13.11	$ 8.01	$ 7.07
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.07)	(.08)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.71)	(2.86)	(.61)	5.28	1.18
Total from investment operations	(1.73)	(2.88)	(.68)	5.20	1.13
Less distributions from: Net investment income	-	-	(.08)	-	(.12)
Net realized gains on investment transactions	-	(.19)	(.66)	(.10)	(.07)
Total distributions	-	(.19)	(.74)	(.10)	(.19)
Net asset value, end of period	$ 6.89	$ 8.62	$ 11.69	$ 13.11	$ 8.01
Total Return (%)	(20.07)	(24.96)	(5.42)	65.63	16.18[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	7	11	7	4
Ratio of expenses before expense reductions (%)	1.44	1.48[c]	1.53	1.88	2.04
Ratio of expenses after expense reductions (%)	1.44	1.47[c]	1.53	1.88	1.98
Ratio of net investment income (loss) (%)	(.28)	(.25)	(.52)	(.91)	(.69)
Portfolio turnover rate (%)	47	56	66	70	54

a Based on average shares outstanding during the period.
b Total returns would have been lower had certain expenses not been reduced.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22%, and 1.47% and 1.47% for Class A and Class B, respectively.
d Less than .005%
* Less than $.005 per share

Management Summary December 31, 2002

International Portfolio

Global equities fell in 2002 for the third consecutive year - the first time this had occurred since the Great Depression. Even so, the year began and ended relatively well: a positive fourth-quarter market resulted from better-than-expected third-quarter earnings. Monetary policy remained resolutely supportive during the year, and we expect it to continue to be accommodative into 2003. The Eurozone, in particular, has room to cut interest rates further. As the specter of deflation has begun to haunt equity markets, there are concerns that Germany may become the "next Japan." Japan itself continues to be an area of concern and uncertainty. It appears that the economy has already begun to falter and that exports peaked in the July-September quarter. We remain circumspect toward our Japanese investments, and much of our exposure is concentrated in companies that are competitive on a global basis.

Against this backdrop, Scudder International Portfolio Class A shares declined 18.37 percent. Among the significant detractors from performance were Nintendo and Sega. Sega had a disappointing earnings announcement, which took the market by surprise and caused the stock to sell off aggressively, dragging down Nintendo in its wake. Nintendo, however, remains committed to its hardware business and continues to have strong brand names within the software games market. Select financials holdings also hurt the portfolio's relative performance. Positions in energy and Japanese autos, among others, helped to offset some of the damage, albeit not enough for the portfolio to outpace the benchmark.

Alex Tedder Clare Brody Stuart Kirk Marc J. Slendebroek
Lead Manager Co-Managers

Growth of an Assumed $10,000 Investment
[] International Portfolio - Class A [] MSCI EAFE & Canada Index

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
International Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,163	$4,419	$8,091	$15,379
	Average annual total return	-18.37%	-23.83%	-4.15%	4.40%
MSCI EAFE & Canada Index	Growth of $10,000	$8,420	$5,733	$8,711	$15,030
	Average annual total return	-15.80%	-16.92%	-2.72%	4.16%
International Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class B	Growth of $10,000	$8,138	$4,398	$8,017	$8,204
	Average annual total return	-18.62%	-23.95%	-4.32%	-3.44%
MSCI EAFE & Canada Index	Growth of $10,000	$8,420	$5,733	$8,711	$8,437
	Average annual total return	-15.80%	-16.92%	-2.72%	-3.00%

* The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

International Portfolio

	Shares	Value ($)

Common Stocks 95.6%
Australia 0.6%
Telstra Corp., Ltd.	1,101,440	2,723,759
Belgium 0.5%
Interbrew	84,093	1,986,507
Brazil 0.5%
Companhia Vale do Rio Doce (ADR)	74,370	2,150,037
Canada 1.3%
Canadian Natural Resources Ltd.	127,670	3,797,481
Royal Bank of Canada	39,870	1,465,921
		5,263,402
Denmark 0.4%
Group 4 Falck AS	85,630	1,810,167
Finland 2.6%
Nokia Oyj (ADR)	264,900	4,105,950
Nokia Oyj	177,740	2,827,129
Stora Enso Oyj "R"	382,160	4,032,358
		10,965,437
France 12.5%
Autoroutes du Sud de la France*	183,807	4,444,304
Aventis SA	72,679	3,952,633
Axa	113,010	1,517,523
BNP Paribas SA	133,738	5,452,178
Dassault Systemes SA	5,119	110,391
France Telecom SA	57,640	1,009,410
Groupe Danone	56,181	7,561,802
Sanofi-Synthelabo SA	56,138	3,433,212
Schneider Electric SA	152,171	7,203,771
Total Fina Elf SA	108,687	15,530,431
Vinci SA	37,421	2,109,781
		52,325,436
Germany 4.3%
Bayer AG	181,480	3,810,716
Deutsche Boerse AG	90,676	3,617,627
Deutsche Telekom AG (Registered)	196,527	2,521,397
E.On AG	137,311	5,535,850
Siemens AG	63,010	2,679,244
		18,164,834
Italy 4.2%
Eni SpA	588,370	9,358,601
Telecom Italia SpA	626,100	4,752,584
UniCredito Italiano SpA	882,240	3,529,064
		17,640,249
Japan 18.3%
Asahi Glass Co., Ltd.	432,000	2,644,972
Bridgestone Corp.	197,000	2,438,858
Canon, Inc.	165,000	6,211,470
Fuji Photo Film Co., Ltd.	174,000	5,671,046
Honda Motor Co., Ltd.	132,300	4,891,334
Kao Corp.	179,000	3,927,025
Mitsubishi Corp.	535,000	3,266,591
Mitsui & Co., Ltd.	459,000	2,141,536
Mitsui Fudosan Co., Ltd.	452,000	2,931,110
Nissan Motor Co., Ltd.	955,000	7,447,617
Nomura Holdings, Inc.	529,000	5,943,119
Sharp Corp.	266,000	2,524,693
Sony Corp.	207,400	8,663,500
Sumitomo Mitsui Financial Group, Inc.*	711	2,221,501
Takeda Chemical Industries Ltd.	117,000	4,887,317
Toyota Motor Corp.	300,300	8,067,686
Yamanouchi Pharmaceutical Co., Ltd.	104,000	3,012,970
		76,892,345
Korea 2.8%
Kookmin Bank*	94,604	3,350,085
Samsung Electronics Co., Ltd.	31,140	8,244,138
		11,594,223
Mexico 1.3%
Cemex SA de CV (ADR)	135,185	2,907,829
Grupo Financiero BBVA Bancomer SA de CV "B"*	3,471,240	2,642,686
		5,550,515
Netherlands 5.2%
ABN AMRO Holding NV	128,500	2,101,931
Aegon NV	229,937	2,959,696
ASML Holding NV*	85,840	717,382
DSM NV	48,650	2,215,747
ING Groep NV	146,370	2,480,295
Koninklijke (Royal) Philips Electronics NV	217,750	3,817,881
Reed Elsevier NV	173,430	2,121,280
TPG NV	130,570	2,117,969
VNU NV	126,850	3,309,517
		21,841,698
Spain 2.9%
Banco Popular Espanol SA	95,960	3,926,164
Industria de Diseno Textil SA	110,420	2,609,582
Telefonica SA*	609,186	5,455,653
		11,991,399
Sweden 0.3%
Securitas AB "B"	92,660	1,111,044
Switzerland 11.7%
Adecco SA	37,320	1,464,165
Nestle SA (Registered)	52,364	11,105,792
Novartis AG (Registered)	310,064	11,323,003
Roche Holding AG	75,410	5,259,322
Swiss Re (Registered)	154,269	10,128,265
Syngenta AG	46,328	2,684,442
UBS AG* (Registered)	144,522	7,029,952
		48,994,941
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd.	82	284
Taiwan Semiconductor Manufacturing Co., Ltd.*	1,627,140	2,000,466
		2,000,750
United Kingdom 25.7%
AstraZeneca PLC	250,172	8,948,318
BAA PLC	530,318	4,306,423
BP PLC	1,957,811	13,469,404
British Sky Broadcasting Group PLC*	336,323	3,462,639
Diageo PLC	270,120	2,937,719
GlaxoSmithKline PLC	545,806	10,482,486
HSBC Holdings PLC	1,056,010	11,680,416
Lloyds TSB Group PLC	291,190	2,092,479
Man Group PLC	81,400	1,163,316
National Grid Transco PLC	558,077	4,104,731
Reed Elsevier PLC	92,880	796,129
Royal Bank of Scotland Group PLC	372,687	8,935,049
Scottish & Southern Energy PLC	377,502	4,135,975
Shell Transport & Trading Co., PLC	1,760,150	11,599,058
Tesco PLC	1,644,151	5,139,172
Vodafone Group PLC	7,890,465	14,397,615
		107,650,929
Total Common Stocks (Cost $408,068,074)		400,657,672

Warrants 0.0%
France
Cap Gemini SA* (Cost $78,247)	35,286	370

Preferred Stocks 0.9%
Germany
Henkel KGaA, (Cost $3,804,847)	58,990	3,734,595

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $14,842,646)	14,842,646	14,842,646
Total Investment Portfolio - 100.0% (Cost $426,793,814) (a)		419,235,283

At December 31, 2002, the International Portfolio had the following industry diversification:
Industry	Percent
Financials	20.3%
Consumer Discretionary	13.4%
Energy	12.8%
Health Care	12.2%
Consumer Staples	8.7%
Industrials	8.4%
Communication Services	7.4%
Information Technology	5.8%
Materials	4.2%
Utilities	3.3%
Total Common and Preferred Stocks	96.5%
Cash Equivalents	3.5%
Total Investment Portfolio	100.0%

* Non-income producing security.
(a) The cost for federal income tax purposes was $435,634,806. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $16,399,523. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,358,379 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,757,902.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $541,383,151 and $540,432,112 respectively.

At December 31, 2002, the International Portfolio had a net tax basis capital loss carryforward of approximately $238,434,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($133,060,000) and December 31, 2010 ($105,374,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the International Portfolio incurred approximately $5,017,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

International Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $426,793,814)	$ 419,235,283
Foreign currency, at value (cost $2,605,592)	2,589,586
Receivable for investments sold	299,120
Dividends receivable	366,459
Receivable for Portfolio shares sold	401,754
Foreign taxes recoverable	835,495
Total assets	423,727,697
Liabilities
Payable for investments purchased	3,187,550
Payable for Portfolio shares redeemed	121,315
Accrued management fee	315,800
Other accrued expenses and payables	125,063
Total liabilities	3,749,728
Net assets, at value	$ 419,977,969
Net Assets
Net assets consist of: Undistributed net investment income	3,115,540
Net unrealized appreciation (depreciation) on: Investments	(7,558,531)
Foreign currency related transactions	88,937
Accumulated net realized gain (loss)	(252,291,856)
Paid-in capital	676,623,879
Net assets, at value	$ 419,977,969
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($412,347,547 / 63,268,457 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.52
Class B Net Asset Value, offering and redemption price per share ($7,630,422 / 1,173,516 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $902,359)	$ 7,751,358
Interest	935,158
Total Income	8,686,516
Expenses: Management fee	4,282,369
Custodian fees	311,526
Accounting fees	353,261
Distribution service fees (Class B)	13,199
Auditing	30,376
Legal	11,161
Trustees' fees and expenses	15,473
Reports to shareholders	46,706
Total expenses	5,064,071
Net investment income (loss)	3,622,445
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(95,721,962)
Foreign currency related transactions	1,259,893
(94,462,069)
Net unrealized appreciation (depreciation) during the period on: Investments	11,797,626
Foreign currency related transactions	(1,072,701)
10,724,925
Net gain (loss) on investment transactions	(83,737,144)
Net increase (decrease) in net assets resulting from operations	$ (80,114,699)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 3,622,445	$ 4,018,092
Net realized gain (loss) on investment transactions	(94,462,069)	(154,544,615)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,724,925	(35,945,231)
Net increase (decrease) in net assets resulting from operations	(80,114,699)	(186,471,754)
Distributions to shareholders from: Net investment income: Class A	(3,979,977)	(2,533,964)
Class B	(25,865)	(1,002)
Net realized gains: Class A	-	(118,779,550)
Class B	-	(132,698)
Portfolio share transactions: Class A Proceeds from shares sold	3,252,979,447	7,467,638,462
Reinvestment of distributions	3,979,977	121,313,514
Cost of shares redeemed	(3,274,235,277)	(7,488,719,564)
Net increase (decrease) in net assets from Class A share transactions	(17,275,853)	100,232,412
Class B Proceeds from shares sold	6,033,545	4,045,454
Reinvestment of distributions	25,865	133,700
Cost of shares redeemed	(544,773)	(1,183,287)
Net increase (decrease) in net assets from Class B share transactions	5,514,637	2,995,867
Increase (decrease) in net assets	(95,881,757)	(204,690,689)
Net assets at beginning of period	515,859,726	720,550,415
Net assets at end of period (including undistributed net investment income of $3,115,540 and $2,647,536, respectively)	$ 419,977,969	$ 515,859,726
Other Information
Class A Shares outstanding at beginning of period	63,646,512	50,467,229
Shares sold	423,618,009	781,961,786
Shares issued to shareholders in reinvestment of distributions	507,650	11,870,206
Shares redeemed	(424,503,714)	(780,652,709)
Net increase (decrease) in Portfolio shares	(378,055)	13,179,283
Shares outstanding at end of period	63,268,457	63,646,512
Class B Shares outstanding at beginning of period	400,769	53,819
Shares sold	845,134	462,331
Shares issued to shareholders in reinvestment of distributions	3,303	13,134
Shares redeemed	(75,690)	(128,515)
Net increase (decrease) in Portfolio shares	772,747	346,950
Shares outstanding at end of period	1,173,516	400,769

The accompanying notes are an integral part of the financial statements.

Financial Highlights

International Portfolio

Class A

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.05	$ 14.26	$ 20.34	$ 14.56	$ 14.11
Income (loss) from investment operations: Net investment income[a]	.05	.06	.08	.12[b]	.13
Net realized and unrealized gain (loss) on investment transactions	(1.52)	(3.97)	(4.24)	7.17	2.29
Total from investment operations	(1.47)	(3.91)	(4.16)	7.29	2.42
Less distributions from: Net investment income	(.06)	(.05)	(.09)	(.02)	(.26)
Net realized gains on investment transactions	-	(2.25)	(1.83)	(1.49)	(1.71)
Total distributions	(.06)	(2.30)	(1.92)	(1.51)	(1.97)
Net asset value, end of period	$ 6.52	$ 8.05	$ 14.26	$ 20.34	$ 14.56
Total Return (%)	(18.37)	(30.86)	(21.70)	54.51	18.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	412	513	720	874	509
Ratio of expenses before expense reductions (%)	1.03	1.01[c]	.96	1.03	1.04
Ratio of expenses after expense reductions (%)	1.03	1.00[c]	.96	1.03	1.04
Ratio of net investment income (loss) (%)	.73	.64	.48	.76	.90
Portfolio turnover rate (%)	123	105	79	86	71

Class B

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.03	$ 14.19	$ 20.24	$ 14.51	$ 14.08
Income (loss) from investment operations: Net investment income[a]	.04	.05	.04	.08[b]	.10
Net realized and unrealized gain (loss) on investment transactions	(1.53)	(3.94)	(4.22)	7.14	2.29
Total from investment operations	(1.49)	(3.89)	(4.18)	7.22	2.39
Less distributions from: Net investment income	(.04)	(.02)	(.04)	-	(.25)
Net realized gains on investment transactions	-	(2.25)	(1.83)	(1.49)	(1.71)
Total distributions	(.04)	(2.27)	(1.87)	(1.49)	(1.96)
Net asset value, end of period	$ 6.50	$ 8.03	$ 14.19	$ 20.24	$ 14.51
Total Return (%)	(18.62)	(30.81)	(21.89)	54.13	18.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	3.77		.69	.37
Ratio of expenses before expense reductions (%)	1.28	1.26[c]	1.21	1.28	1.28
Ratio of expenses after expense reductions (%)	1.28	1.25[c]	1.21	1.28	1.28
Ratio of net investment income (loss) (%)	.48	.39	.23	.53	.69
Portfolio turnover rate (%)	123	105	79	86	71

a Based on average shares outstanding during the period.
b Net investment income per share includes non-recurring dividend income amounting to $.03 per share.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, and 1.25% and 1.25% for Class A and Class B, respectively.

Management Summary December 31, 2002

Health Sciences Portfolio

In 2002, we faced one of the worst stock market environments since the early 1970s and the health care sector was hit hard. This past year the portfolio's weighting in health care services stocks rose and became one of the largest components of the portfolio. Some companies in this area, such as Tenet Healthcare (not held in the portfolio as of 12/31/02), faced regulatory scrutiny, which detracted from the portfolio's performance. Even so, hospital stocks generally offered attractive returns and, in our view, remain well positioned for future growth. Biotechnology stocks were also generally disappointing in 2002 and hurt performance as well. We took advantage of strength in biotechnology stocks during the fourth quarter to reduce the portfolio's weighting in this area.

Still, a diversified approach to health care stock selection - particularly a balanced portfolio combination of health care service, medical device, biotechnology and pharmaceutical stocks - helped us preserve more capital than many of the portfolio's peers. Large pharmaceutical companies - an area in which the portfolio had a relatively small exposure - suffered the effects of patent expirations and manufacturing problems.

Despite a year of setbacks, we are optimistic about the health care sector for 2003. The outlook for major pharmaceutical firms appears to be improving given that the pace of new product launches has picked up. The FDA regulatory and Congressional environments have also become more positive now that a surgeon has become majority leader of the US Senate. We believe it is likely that prescription drug coverage legislation will be enacted in 2003, which would help clarify the sector's earnings outlook.

James E. Fenger Leefin Lai Thomas Bucher
Co-Managers

Growth of an Assumed $10,000 Investment
[] Health Sciences Portfolio - Class A* [] S&P 500 Index [] Goldman Sachs Healthcare Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Semiannual periods ended December 31

Comparative Results
Health Sciences Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$7,690	$8,190
	Average annual total return	-23.10%	-11.29%
S&P 500 Index	Growth of $10,000	$7,790	$7,226
	Average annual total return	-22.10%	-17.71%
Goldman Sachs Healthcare Index	Growth of $10,000	$7,877	$8,068
	Average annual total return	-21.23%	-12.06%
Health Sciences Portfolio			Life of Portfolio**
Class B	Growth of $10,000		$10,124
	Average annual total return		1.24%
S&P 500 Index	Growth of $10,000		$8,970
	Average annual total return		-10.30%
Goldman Sachs Healthcare Index	Growth of $10,000		$9,659
	Average annual total return		-3.41%

* The Fund commenced operations on May 1, 2001. Index comparisons begin April 30, 2001.
** The Portfolio commenced selling Class B shares on July 1, 2002. Index comparisons begin June 30, 2002.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower for the Life of Portfolio period of Class A shares if the Portfolio's expenses were not maintained.

Investments in Portfolios involve risk. Some Portfolios have more risk than others. These include Portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Investment Portfolio as of December 31, 2002

Health Sciences Portfolio

	Shares	Value ($)

Common Stocks 96.7%
Health Care
Biotechnology 23.5%
Adolor Corp.*	48,900	680,199
Amgen, Inc.*	39,150	1,892,511
Amylin Pharmaceuticals, Inc.*	36,100	582,654
Biogen, Inc.*	21,600	865,296
Celgene Corp.*	31,100	667,717
Celltech Group PLC*	77,100	428,571
Cephalon, Inc.*	8,800	428,278
Genentech, Inc.*	16,800	557,088
Gilead Sciences, Inc.*	42,100	1,431,400
IDEC Pharmaceuticals Corp.	46,100	1,529,137
ILEX Oncology, Inc.	68,300	482,198
Inspire Pharmaceuticals, Inc.*	83,000	775,220
InterMune, Inc.*	43,000	1,096,930
MedImmune, Inc.*	36,000	978,120
Millennium Pharmaceuticals, Inc.*	48,100	381,914
Neurocrine Biosciences, Inc.*	16,600	757,956
NPS Pharmaceuticals, Inc.*	46,700	1,175,439
Scios, Inc.*	41,400	1,348,812
Transkaryotic Therapies, Inc.*	28,800	285,120
		16,344,560
Health Care Services 17.2%
Aetna, Inc.	7,500	308,400
AmerisourceBergen Corp.	41,600	2,259,296
Anthem, Inc.*	18,900	1,188,810
Caremark Rx, Inc.*	127,100	2,065,375
Laboratory Corp. of America Holdings*	41,000	952,840
McKesson Corp.	50,800	1,373,124
Priority Health Corp. "B"*	42,800	992,960
Quest Diagnostics, Inc.	3,800	216,220
UnitedHealth Group, Inc.	14,150	1,181,525
WellChoice, Inc.	1,000	23,950
Wellpoint Health Networks, Inc.*	19,500	1,387,620
		11,950,120
Hospital Management 11.5%
HCA, Inc.	82,700	3,432,050
LifePoint Hospitals, Inc.*	25,200	754,261
Triad Hospitals, Inc.*	47,100	1,404,993
Universal Health Services, Inc. "B"	53,900	2,430,890
		8,022,194
Life Science Equipment 1.7%
Charles River Laboratories International, Inc.*	31,300	1,204,424
Medical Supply & Specialty 14.6%
Abbott Laboratories	54,300	2,172,000
Biomet, Inc.	34,200	980,172
Boston Scientific Corp.*	31,200	1,326,624
Diagnostic Products Corp.	35,100	1,355,562
Johnson & Johnson	14,300	768,053
Medtronic, Inc.	32,900	1,500,240
St. Jude Medical, Inc.	23,500	933,420
Zimmer Holdings, Inc.*	26,900	1,116,888
		10,152,959
Pharmaceuticals 28.2%
Alcon, Inc.	33,800	1,333,410
Allergan, Inc.	22,500	1,296,450
Altana AG	21,500	977,404
Aventis SA	17,600	957,172
Biovail Corp.*	35,200	929,632
Eli Lilly & Co.	18,500	1,174,750
Forest Laboratories, Inc.	21,230	2,085,211
King Pharmaceuticals, Inc.	59,733	1,026,810
KYORIN Pharmaceutical Co., Ltd.	23,000	339,170
Pfizer, Inc.	89,400	2,732,958
Pharmaceutical Resources, Inc.*	37,000	1,102,600
Pharmacia Corp.	34,700	1,450,460
SICOR, Inc.*	49,000	776,650
Teva Pharmaceutical Industries Ltd. (ADR)	25,600	988,416
Wyeth	65,700	2,457,181
		19,628,274
Total Common Stocks (Cost $73,463,140)		67,302,531

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,277,252)	2,277,252	2,277,252
Total Investment Portfolio - 100.0% (Cost $75,740,392) (a)		69,579,783

* Non-income producing security.
(a) The cost for federal income tax purposes was $76,856,558. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $7,276,775. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,257,793 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,534,568.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2002, aggregated $68,724,467 and $35,361,722, respectively.

At December 31, 2002, the Health Sciences Portfolio had a net tax basis capital loss carryforward of approximately $7,821,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($305,000) and December 31, 2010 ($7,516,000), the respective expiration dates, whichever occurs first.

From November 1, 2002 through December 31, 2002, the Health Sciences Portfolio incurred approximately $932,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Health Sciences Portfolio

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $75,740,392)	$ 69,579,783
Cash	10,000
Dividends receivable	3,296
Receivable for Portfolio shares sold	1,293
Foreign taxes recoverable	2,828
Other assets	1,233
Total assets	69,598,433
Liabilities
Payable for Portfolio shares redeemed	196,113
Accrued management fee	58,586
Other accrued expenses and payables	40,274
Total liabilities	294,973
Net assets, at value	$ 69,303,460
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(6,160,609)
Foreign currency related transactions	306
Accumulated net realized gain (loss)	(9,868,653)
Paid-in capital	85,332,416
Net assets, at value	$ 69,303,460
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($68,983,062 / 8,419,124 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.19
Class B Net Asset Value, offering and redemption price per share ($320,398 / 39,123 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,886)	$ 307,972
Interest	55,370
Total Income	363,342
Expenses: Management fee	520,626
Custodian fees	14,344
Accounting fees	57,322
Distribution service fees (Class B)	54
Auditing	21,090
Legal	1,572
Trustees' fees and expenses	5,519
Reports to shareholders and registrations fees	8,183
Total expenses, before expense reductions	628,710
Expense reductions	(93)
Total expenses, after expense reductions	628,617
Net investment income (loss)	(265,275)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,362,659)
Foreign currency related transactions	(4,897)
(9,367,556)
Net unrealized appreciation (depreciation) during the period on: Investments	(8,655,819)
Foreign currency related transactions	2,925
(8,652,894)
Net gain (loss) on investment transactions	(18,020,450)
Net increase (decrease) in net assets resulting from operations	$ (18,285,725)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31, 2002	For the Period May 1, 2001 (commencement of operations) to December 31, 2001
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ (265,275)	$ (31,118)
Net realized gain (loss) on investment transactions	(9,367,556)	(508,855)
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,652,894)	2,492,591
Net increase (decrease) in net assets resulting from operations	(18,285,725)	1,952,618
Portfolio share transactions: Class A Proceeds from shares sold	42,730,716	54,604,262
Cost of shares redeemed	(11,443,796)	(1,078,628)
Net increase (decrease) in net assets from Class A share transactions	31,286,920	53,525,634
Class B Proceeds from shares sold	375,318	-
Cost of shares redeemed	(51,305)	-
Net increase (decrease) in net assets from Class B share transactions	324,013	-
Increase (decrease) in net assets	13,325,208	55,478,252
Net assets at beginning of period	55,978,252	500,000
Net assets at end of period	$ 69,303,460	$ 55,978,252
Other Information
Class A Shares outstanding at beginning of period	5,257,558	50,000
Shares sold	4,518,361	5,315,141
Shares redeemed	(1,356,795)	(107,583)
Net increase (decrease) in Portfolio shares	3,161,566	5,207,558
Shares outstanding at end of period	8,419,124	5,257,558
Class B Shares outstanding at beginning of period	-	-
Shares sold	45,098	-
Shares redeemed	(5,975)	-
Net increase (decrease) in Portfolio shares	39,123	-
Shares outstanding at end of period	39,123	-

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Health Sciences Portfolio

Class A

Years Ended December 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.43)	.67
Total from investment operations	(2.46)	.65
Net asset value, end of period	$ 8.19	$ 10.65
Total Return (%)	(23.10)	6.50d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	56
Ratio of expenses before expense reductions (%)	.91	1.40*
Ratio of expenses after expense reductions (%)	.91	.95*
Ratio of net investment income (loss) (%)	(.38)	(.25)*
Portfolio turnover rate (%)	53	34*

Class B

2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.14
Total from investment operations	.10
Net asset value, end of period	$ 8.19
Total Return (%)	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses (%)	1.16*
Ratio of net investment income (loss) (%)	(.92)*
Portfolio turnover rate (%)	53

a For the period May 1, 2001 (commencement of operations) to December 31, 2001.
b For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series I (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, registered management investment company organized as a Massachusetts business trust. The Fund is a series fund consisting of eight diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio, and one non-diversified portfolio: Health Sciences Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Fund is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to Rule 12b-1 fees under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. A portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, a portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Global Discovery Portfolio and International Portfolio entered into forward currency contracts during the year ended December 31, 2002.

Mortgage Dollar Rolls. The Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

The Bond Portfolio and Balanced Portfolio entered into mortgage dollar rolls during the year ended December 31, 2002.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward currency contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2002, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed ordinary income*	Undistributed net long-term capital gains	Capital loss carryforwards	Net unrealized gain (loss) on investments
Money Market Portfolio	$ -	$ -	$ (5,000)	$ -
Bond Portfolio	7,708,562	-	(5,987,000)	4,515,960
Balanced Portfolio	3,172,174	-	(13,851,000)	(8,660,129)
Growth and Income Portfolio	1,465,168	-	(34,898,000)	(15,799,640)
Capital Growth Portfolio	2,456,756	-	(139,068,000)	(105,143,913)
21st Century Growth Portfolio	-	-	(22,643,000)	(4,193,741)
Global Discovery Portfolio	122,995	-	(50,485,000)	(17,671,464)
International Portfolio	3,157,149	-	(238,434,000)	(16,399,523)
Health Sciences Portfolio	-	-	(7,821,000)	(7,276,775)

In addition, the tax character of distributions paid by the Portfolios are summarized as follows:

Portfolio	Distributions from ordinary income* Years Ended December 31		Distributions from long-term capital gains Years Ended December 31
	2002	2001	2002	2001
Money Market Portfolio	$ 1,806,754	$ 4,834,222	$ -	$ -
Bond Portfolio	8,568,166	6,205,341	-	-
Balanced Portfolio	4,309,159	4,704,742	-	7,232,663
Growth and Income Portfolio	1,662,988	2,209,728	-	4,219,419
Capital Growth Portfolio	2,359,330	3,674,000	-	116,417,367
21st Century Growth Portfolio	-	-	-	-
Global Discovery Portfolio	-	-	-	2,840,073
International Portfolio	4,005,842	2,534,966	-	118,912,248
Health Sciences Portfolio	-	-	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 53% and 28%, respectively.

Bond Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 40%, 16%, 15% and 10%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 42%, 35% and 15%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 28%, 24% and 23%, respectively. One Participating Insurance Company was owner of record of 90% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56% and 14%, respectively. Two Participating Insurance Companies were owners of record of 48% and 52%, respectively, of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 22%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53%, 27% and 11%, respectively. One Participating Insurance Company was owner of record of 94% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 32%, 16% and 11%, respectively. One Participating Insurance Company was owner of record of 87% of the total outstanding Class B shares of the Portfolio.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 26%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Fund.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Under the Trust's management agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market Portfolio	0.370%
Bond Portfolio	0.475%
Balanced Portfolio	0.475%
Growth and Income Portfolio	0.475%
21st Century Growth Portfolio	0.875%
Global Discovery Portfolio	0.975%

The Capital Growth Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2002, the Capital Growth Portfolio incurred a management fee equivalent to an annual effective rate of 0.47% of the Portfolio's average daily net assets.

The International Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2002, the International Portfolio incurred a management fee equivalent to an annual effective rate of 0.87% of the Portfolio's average daily net assets. Effective April 5, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the International Portfolio.

The Health Sciences Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the year ended December 31, 2002, the Health Sciences Portfolio incurred a management fee equivalent to an annual effective rate of 0.75% of the Portfolio's average daily net assets.

Until May 1, 2003, the Advisor has agreed to maintain the expenses for the 21st Century Growth Portfolio, the Global Discovery Portfolio and the Health Sciences Portfolio to the extent necessary so that the Portfolios' expenses are maintained at 1.50%, 1.25% and 0.95%, respectively, of average daily net assets for Class A and 1.75%, 1.50% and 1.20%, respectively, of average daily net assets for Class B.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer and dividend paying agent of the Fund.

Effective September 30, 2002, Scudder Distributors, Inc. ("SDI"), also an affiliate of the Advisor, is the Fund's Distributor. Prior to this date, the Fund's distributor was Scudder Investor Services, Inc. In accordance with the Master Distribution Plan, SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the period ended December 31, 2002 are detailed in each Portfolio's Statement of Operations.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Portfolios are reflected as interest income on the Statement of Operations. The distributions for the year ended December 31, 2002 were as follows:

Portfolio	QP Trust Distributions ($)
Bond Portfolio	253,364
Balanced Portfolio	110,564
Growth and Income Portfolio	71,774
Capital Growth Portfolio	321,461
21st Century Growth Portfolio	58,182
Global Discovery Portfolio	47,015
International Portfolio	379,161
Health Sciences Portfolio	55,370

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2002, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market Portfolio	284
Bond Portfolio	815
Balanced Portfolio	192
Growth and Income Portfolio	43
Capital Growth Portfolio	33
21st Century Growth Portfolio	112
Health Sciences Portfolio	93

Report of Independent Accountants

To the Trustees and Shareholders of Scudder Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Series I (the "Fund") at December 31, 2002 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
Month xx, 2003

Tax Information (Unaudited)

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 2002 which qualify for the dividends received deduction are as follows: Balanced Portfolio 19%, Growth and Income Portfolio 100%, and Capital Growth Portfolio 100%.

The International Portfolio paid foreign taxes of $902,359 and earned $3,946,550 of foreign source income during the year ended December 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the International Portfolio designates $.01 per share as foreign taxes paid and $.06 per share as income earned from foreign sources for the year ended December 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor) Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Joseph Axtell (45) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001 to present); prior thereto, senior analyst for international equities, Merrill Lynch Asset Managers	n/a
James E. Fenger (43) Vice President, 2001-present	Managing Director of Deutsche Asset Management	n/a
J. Christopher Gagnier (45)	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Audrey M. T. Jones (57) Vice President, 2003-present	Managing Director of Deutsche Asset Management	n/a
Kathleen T. Millard (42) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Darlene M. Rasel (51) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Julie M. Van Cleave (43) Vice President, 2002-present	Managing Director of Deutsche Asset Management (2002 to present); prior thereto, Managing Director of large cap investments, Mason Street Advisors	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

About the Fund's Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

sAn investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
1-800-778-1482

[Scudder Investments Logo]

A member of Deutsche Asset Management [DeAM Logo]

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SVSI-2 (2/28/03) 21254